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                                 SALE AGREEMENT

                                     BETWEEN

                            TRIZEC 250 W. PRATT, LLC,

                      A DELAWARE LIMITED LIABILITY COMPANY

                                    AS SELLER

                                       AND

                  BEHRINGER HARVARD OPERATING PARTNERSHIP I LP,
                           A TEXAS LIMITED PARTNERSHIP

                                  AS PURCHASER;


                              AS OF AUGUST 16, 2004

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                                 SALE AGREEMENT

        THIS SALE AGREEMENT (this "AGREEMENT") is made as of August 16, 2004 (the "EFFECTIVE DATE"), by and between TRIZEC 250 W. PRATT, LLC, A DELAWARE LIMITED LIABILITY COMPANY ("SELLER"), and BEHRINGER HARVARD OPERATING PARTNERSHIP I LP, a Texas limited partnership ("PURCHASER").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                                    ARTICLE I

                                PURCHASE AND SALE

        1.1 AGREEMENT OF PURCHASE AND SALE. Subject to the terms and conditions hereinafter set forth, Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller, the following:

                (a) those certain tracts or parcels of land situated in Baltimore, Maryland, more particularly described in EXHIBIT A attached hereto and made a part hereof, together with all rights and appurtenances pertaining to such property, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way (the property described in clause (a) of this Section 1.1 being herein referred to collectively as the "LAND");

                (b) office building commonly known as 250 West Pratt Street (the "BUILDING") and all other structures, fixtures and other improvements affixed to or located on the Land, excluding fixtures owned by tenants (the property described in clause (b) of this Section 1.1 being herein referred to collectively as the "IMPROVEMENTS");

                (c) any and all of Seller's right, title and interest in and to all tangible personal property located upon the Land or within the Improvements, including, without limitation, any and all appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property owned by Seller (excluding cash, computers, any software and the personal property described in EXHIBIT B hereto), located on and used exclusively in connection with the operation of the Land and the Improvements (the property described in clause (c) of this Section 1.1 being herein referred to collectively as "PERSONAL PROPERTY");

                (d) any and all of Seller's right, title and interest in and to the leases, licenses and occupancy agreements covering all or any portion of the Real Property, to the extent they are in effect on the date of the Closing (as such term is defined in Section 4.1 hereof) (the property described in clause (d) of this Section 1.1 being herein referred to collectively as the "LEASES"), together with all rents and

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        other sums due thereunder for periods from and after the Closing (the
        "RENTS") and any and all refundable security deposits in connection therewith (the "SECURITY DEPOSITS"); and

                (e) any and all of Seller's right, title and interest in and to (i) all assignable contracts and agreements (collectively, the "OPERATING AGREEMENTS") listed and described on EXHIBIT C attached hereto and made a part hereof, relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property, and (ii) all assignable existing warranties and guaranties (express or implied) issued to Seller in connection with the Improvements or the Personal Property, and (iii) all assignable existing permits, licenses, approvals and authorizations issued by any governmental authority in connection with the Property and (iv) the non-exclusive right to the name "250 WEST PRATT STREET", but excluding any right to use the name "TRIZEC," "TRIZECHAHN," "TRIZEC PROPERTIES" or any derivation thereof (the property described in clause (e) of this Section 1.1 being sometimes herein referred to collectively as the "INTANGIBLES").

        1.2 PROPERTY DEFINED. The Land and the Improvements are hereinafter sometimes referred to collectively as the "REAL PROPERTY." The Land, the Improvements, the Personal Property, the Leases and the Intangibles are hereinafter sometimes referred to collectively as the "PROPERTY."

        1.3 PURCHASE PRICE. Seller is to sell and Purchaser is to purchase the Property for the amount of Fifty-Two Million Seven Hundred Fifty Thousand and No/100 Dollars ($52,750,000.00) (the "PURCHASE PRICE"); provided, however, if (a) Purchaser exercises the Equity Transfer Election (as defined in Section 4.8), (b) the parties agree upon the terms of an Equity Transfer, as defined in and contemplated by Section 4.8 hereof, (c) the parties close the transaction as an Equity Transaction and (d) if as a result thereof, there is no transfer tax or similar tax payable in connection with the transaction contemplated in this Agreement, then the Purchase Price shall be Fifty-Two Million Six Hundred Thousand and No/100 Dollars ($52,600,000.00).

        1.4 PAYMENT OF PURCHASE PRICE. The Purchase Price, as increased or decreased by prorations and adjustments as herein provided, shall be payable in full at Closing in cash by wire transfer of immediately available funds to a bank account designated by Seller in writing to Purchaser prior to the Closing.

        1.5 DEPOSIT. Within three (3) business days after the execution and delivery of this Agreement, Purchaser shall deposit with Partners Title Company (the "ESCROW AGENT" or the "TITLE COMPANY"), having its office at 712 Main Street, Suite 2000E, Houston, Texas 77002-3215 (Attention: Karen Highfield) the sum of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) (the "INITIAL DEPOSIT") in good funds, either by certified bank or cashier's check or by federal wire transfer. Purchaser agrees that Three Hundred Thousand and No/100 Dollars ($300,000.00) of the Initial Deposit shall be non-refundable except as otherwise provided herein. On or prior to September 9, 2004, Purchaser shall deposit with Escrow Agent the sum of One Million and

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No/100 Dollars ($1,000,000.00) (the "FIRST ADDITIONAL DEPOSIT") in good funds, either by certified bank or cashiers check or by federal wire transfer. On or prior to October 11, 2004, Purchaser shall deposit with Escrow Agent the sum of One Million and No/100 Dollars ($1,000,000.00) (the "SECOND ADDITIONAL DEPOSIT") in good funds, either by certified bank or cashiers check or by federal wire transfer. On or prior to November 9, 2004, Purchaser shall deposit with Escrow Agent the sum of One Million and No/100 Dollars ($1,000,000.00) (the "THIRD ADDITIONAL DEPOSIT") in good funds, either by certified bank or cashiers check or by federal wire transfer. The Initial Deposit, together with the First Additional Deposit, the Second Additional Deposit and the Third Additional Deposit, and all interest earned thereon is collectively called the "DEPOSIT"). The Escrow Agent shall hold the Deposit in an interest-bearing account reasonably acceptable to Seller and Purchaser, in accordance with the terms and conditions of this Agreement. All interest on such sum shall be deemed income of Purchaser, and Purchaser shall be responsible for the payment of all costs and fees imposed on the Deposit account. The Deposit shall be delivered to Seller and applied against the Purchase Price at Closing or otherwise distributed in accordance with the terms of this Agreement. The failure of Purchaser to timely deliver any Deposit hereunder shall be a material default, and shall entitle Seller, at Seller's sole option, to exercise the remedies provided in Section
6.1 hereof, including without limitation to receive the Initial Deposit as liquidated damages. Prior to expiration of the Inspection Period, the escrow established pursuant to the Agreement shall be deemed to be a "sole order" escrow, and Escrow Agent shall disburse the Deposit to Purchaser upon Escrow Agent's receipt of any notice of termination prior to expiration of the Inspection Period, without liability to Seller and notwithstanding any objection by Seller to such disbursement.

        1.6 ESCROW AGENT. Escrow Agent shall hold and dispose of the Deposit in accordance with the terms of this Agreement. Seller and Purchaser agree that the duties of the Escrow Agent hereunder are purely ministerial in nature and shall be expressly limited to the safekeeping and disposition of the Deposit in accordance with this Agreement. Escrow Agent shall incur no liability in connection with the safekeeping or disposition of the Deposit for any reason other than Escrow Agent's willful misconduct or gross negligence. In the event that Escrow Agent shall be in doubt as to its duties or obligations with regard to the Deposit, or in the event that Escrow Agent receives conflicting instructions from Purchaser and Seller with respect to the Deposit, Escrow Agent shall not be required to disburse the Deposit and may, at its option, continue to hold the Deposit until both Purchaser and Seller agree as to its disposition, or until a final judgment is entered by a court of competent jurisdiction directing its disposition, or Escrow Agent may interplead the Deposit in accordance with the laws of the state in which the Property is located.

        Escrow Agent shall not be responsible for any interest on the Deposit except as is actually earned, or for the loss of any interest resulting from the withdrawal of the Deposit prior to the date interest is posted thereon.

        Escrow Agent shall execute this Agreement solely for the purpose of being bound by the provisions of Sections 1.5 and 1.6 hereof.

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                                   ARTICLE II

                                TITLE AND SURVEY

        2.1 TITLE REVIEW PERIOD. During the period beginning upon the Effective Date and ending at 5:00 p.m. (local time at the Property) on August 27, 2004 (hereinafter referred to as the "TITLE REVIEW PERIOD"), Purchaser shall have the right to review (a) a current preliminary title report on the Real Property prepared by the Title Company which title report shall be obtained by Purchaser and provided to Seller within five (5) days after the Effective Date; and (b) Seller's existing survey of the Real Property (the "SURVEY"), which Seller has delivered to Purchaser prior to the Effective Date. Purchaser may obtain an updated survey of the Real Property (the "UPDATED SURVEY"). Purchaser shall provide a copy of any Updated Survey to Seller upon Purchaser's receipt of same.

        2.2 TITLE EXAMINATION. Purchaser shall notify Seller in writing (the "TITLE NOTICE") prior to the expiration of the Title Review Period which exceptions to title (including survey matters), if any, will not be accepted by Purchaser. If Purchaser fails to notify Seller in writing of its disapproval of any exceptions to title by the expiration of the Title Review Period, Purchaser shall be deemed to have approved the condition of title to the Real Property. If Purchaser notifies Seller in writing that Purchaser objects to any exceptions to title, Seller shall have three (3) days after receipt of the Title Notice to notify Purchaser (a) that Seller will remove such objectionable exceptions from title on or before the Closing; provided that Seller may extend the Closing for such period as shall be required to effect such cure, but not beyond thirty (30) days; or (b) that Seller elects not to cause such exceptions to be removed; provided that Seller shall pay or discharge any monetary liens created, assumed or consented to by Seller. The procurement by Seller of a commitment for the issuance of the Title Policy (as defined in Section 4.6 hereof) or an endorsement thereto insuring Purchaser against any title exception which was disapproved pursuant to this Section 2.2 shall be deemed a cure by Seller of such disapproval subject to Purchaser's reasonable approval thereof. If Seller gives Purchaser notice under clause (b) above, Purchaser shall have until the expiration of the Title Review Period in which to notify Seller that Purchaser will nevertheless proceed with the purchase and take title to the Property subject to such exceptions, or that Purchaser will terminate this Agreement. If Purchaser shall fail to notify Seller of its election on or before the expiration of the Title Review Period, Purchaser shall be deemed to have elected to terminate this Agreement. If this Agreement is terminated or deemed terminated pursuant to the foregoing provisions of this paragraph, then neither party shall have any further rights or obligations hereunder (except for those obligations of either party that expressly survive the termination of this Agreement pursuant to the other provisions of this Agreement), Three Hundred Thousand and no/100 Dollars ($300,000.00) of the Deposit shall be paid to Seller and the balance of the Deposit shall be returned to Purchaser and each party shall bear its own costs incurred hereunder.

        2.3 PRE-CLOSING "GAP" TITLE DEFECTS. Between the expiration of the Title Review Period and prior to Closing, Purchaser may notify Seller in writing (the "GAP NOTICE") of any objections to title (a) that did not exist prior to the expiration of the Title Review Period and are not due to acts done or suffered by or through Purchaser and (b) are raised by the Title Company between the expiration of the Title Review Period and the Closing. provided that

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Purchaser must notify Seller of such objection to title within two (2) business days of being made aware of the existence of such exception. If Purchaser sends a Gap Notice to Seller, Purchaser and Seller shall have the same rights and obligations with respect to such notice as apply to a Title Notice under Section
2.2 hereof, unless such new matter was created by Seller or with Seller's consent, in which case, Seller shall satisfy Purchaser's objections relating thereto at or prior to Closing.


                                  ARTICLE III

                               REVIEW OF PROPERTY


        3.1 RIGHT OF INSPECTION. During the period beginning upon the Effective Date and ending at 5:00 p.m. (local time at the Property) on September 8, 2004 (hereinafter referred to as the "INSPECTION PERIOD"), Purchaser shall have the right to make a physical inspection of the Real Property, including an inspection of the environmental condition thereof pursuant to the terms and conditions of this Agreement, and to examine at the Property (or the property manager's office) all documents and files concerning the leasing, maintenance and operation of the Property, including expense budgets and accounting and tax records to the extent related to the operation of the Property, but excluding Seller's partnership or corporate records, internal memoranda, operating and revenue budgets, accounting and tax records, appraisals, financial projections and similar proprietary, confidential or privileged information (collectively, the "CONFIDENTIAL DOCUMENTS"). Purchaser has advised Seller that Purchaser must cause to be prepared three (3) years of audited financial statements in respect of the Property in accordance with the policies of Purchaser and certain laws and regulations including, without limitation, Securities and Exchange Commission Regulation S-X, 3-14. Seller agrees to use reasonable efforts to provide to Purchaser such financial statements and supporting documentation as are necessary for Purchaser's auditors to prepare such audited financial statements, provided such cooperation on the part of Seller shall impose no liability on Seller.

        Purchaser understands and agrees that any on-site inspections of the Property shall occur at reasonable times agreed upon by Seller and Purchaser after reasonable prior written notice to Seller and shall be conducted so as not to interfere unreasonably with the use of the Property by Seller or its tenants. Seller reserves the right to have a representative present during any such inspections. If Purchaser desires to do any invasive testing at the Property, Purchaser shall do so only after notifying Seller and obtaining Seller's prior written consent thereto, which consent may be subject to any terms and conditions imposed by Seller in its sole discretion. Purchaser shall promptly restore the Property to its condition prior to any such inspections or tests, at Purchaser's sole cost and expense. At Seller's option, Purchaser will furnish to Seller copies of any reports received by Purchaser relating to any inspections of the Property. Purchaser agrees to protect, indemnify, defend and hold Seller harmless from and against any claim for liabilities, losses, costs, expenses (including reasonable attorneys' fees), damages or injuries arising out of or resulting from the inspection of the Property by Purchaser or its agents or consultants (excluding discovery of condition), and notwithstanding anything to the contrary in this Agreement, such obligation to indemnify and hold harmless Seller shall survive Closing or any termination of this Agreement. Unless legally required to report a condition that is revealed by inspections, Purchaser shall not contact any governmental authority without first obtaining the prior written consent of Seller thereto and Seller, at Seller's election, shall be entitled to have a representative on any telephone call or other contact made by Purchaser to a governmental authority and to be present at any meeting between Purchaser and a governmental authority. The foregoing shall not, however, prevent Purchaser from contacting governmental authorities to request zoning and code compliance letters for customary due diligence and shall not prohibit Purchaser from reviewing or requesting copies of public files relating to the Property. Purchaser shall maintain and shall assure that its contractors maintain public liability and property damage insurance in amounts and in form and substance adequate to insure against all liabilities of Purchaser and its agents, employees or contractors arising out of any entry upon or inspection of the Property pursuant to the provisions hereof and concurrently with the execution hereof, Purchaser shall provide Seller with evidence of such insurance coverage naming Seller as an additional insured party thereunder.

        3.2 REPORTS. PURCHASER ACKNOWLEDGES THAT (1) PURCHASER HAS RECEIVED COPIES OF THE ENVIRONMENTAL, ENGINEERING AND OTHER REPORTS (COLLECTIVELY, THE "REPORTS") LISTED ON EXHIBIT P ATTACHED HERETO, (2) IF SELLER DELIVERS ANY ADDITIONAL REPORTS TO PURCHASER, PURCHASER WILL ACKNOWLEDGE IN WRITING THAT IT HAS RECEIVED SUCH REPORTS PROMPTLY UPON RECEIPT THEREOF, AND (3) ANY REPORTS DELIVERED OR TO BE DELIVERED BY SELLER OR ITS AGENTS OR CONSULTANTS TO PURCHASER ARE BEING MADE AVAILABLE SOLELY AS AN ACCOMMODATION TO PURCHASER AND MAY NOT BE RELIED UPON BY PURCHASER IN CONNECTION WITH THE PURCHASE OF THE PROPERTY. PURCHASER AGREES THAT SELLER SHALL HAVE NO LIABILITY OR OBLIGATION WHATSOEVER FOR ANY INACCURACY IN OR OMISSION FROM ANY REPORT. PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO THE EXPIRATION OF THE INSPECTION PERIOD, ITS OWN INVESTIGATION OF THE CONDITION OF THE PROPERTY TO THE EXTENT PURCHASER DEEMS SUCH AN INVESTIGATION TO BE NECESSARY OR APPROPRIATE.

        3.3 RIGHT OF TERMINATION. If for any reason whatsoever Purchaser determines that the Property or any aspect thereof is unsuitable for Purchaser's acquisition, Purchaser shall have the right to terminate this Agreement, in its sole discretion and for any reason or no reason by giving written notice thereof to Seller prior to the expiration of the Inspection Period, and if Purchaser gives such notice of termination on or prior to the expiration of the Inspection Period, this Agreement shall terminate. If this Agreement is terminated pursuant to the foregoing provisions of this paragraph, then Three Hundred Thousand and No/100 Dollars of the Deposit shall be paid to Seller and the balance of the Deposit shall be returned to Purchaser and, thereupon, neither party shall have any further rights or obligations hereunder (except for those obligations that expressly survive the termination of this Agreement). If Purchaser fails to give Seller a notice of termination prior to the expiration of the Initial Review Period or the Inspection Period, Purchaser shall be deemed to have approved all aspects of the Property (except title and survey, which shall be governed by Article II hereof) and to have elected to proceed with the purchase of the Property pursuant to the terms hereof, subject to all conditions to Closing otherwise specified herein.

        3.4 REVIEW OF TENANT ESTOPPELS. After October 15, 2004, Seller shall deliver to each tenant of the Property an estoppel certificate in substantially the form of EXHIBIT D attached hereto (each, an "ESTOPPEL CERTIFICATE"), and shall request that the tenants complete and sign the Estoppel Certificates and return them to Seller. Seller shall deliver copies of the completed Estoppel Certificates to Purchaser as Seller receives them.

        3.5 SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENTS. Seller agrees to cooperate with Purchaser to obtain subordination, non-disturbance and attornment agreements ("SNDAS") from tenants under Leases selected by Purchaser's lender. As and when received by Seller, Seller shall deliver the executed SNDAs to Purchaser. If the transaction contemplated herein fails to close for any reason whatsoever, Purchaser shall return to Seller all such executed SNDAs previously delivered to Purchaser. The failure to obtain SNDAs from all or any of the selected tenants shall not constitute a default by Seller hereunder or otherwise entitle Purchaser to terminate this Agreement.

                                   ARTICLE IV

                                     CLOSING

        4.1 TIME AND PLACE. The consummation of the transaction contemplated hereby (the "CLOSING") shall be held at the Chicago offices of Piper Rudnick LLP on December 1, 2004 (the "CLOSING DATE"). At the Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, Section 4.2 and
Section 4.3 hereof, the performance of which obligations shall be concurrent conditions. At Seller's option, the Closing shall be consummated through an escrow administered by Escrow Agent. In such event, the Purchase Price and all documents shall be deposited with the Escrow Agent, as escrowee. Notwithstanding the foregoing, by delivering, at least three (3) business days prior to the original Closing Date, to Seller a written notice ("EXTENSION NOTICE"). Purchaser may elect to extend the Closing Date to a date no later than December 15, 2004, which extended Closing Date shall be specified in the Extension Notice.

        4.2     SELLER'S OBLIGATIONS AT CLOSING. At Closing, Seller shall:

                (a) deliver to Purchaser a duly executed special warranty deed (the "DEED") in the form attached hereto as EXHIBIT E, conveying the Land and Improvements, subject only to the Permitted Exceptions (as hereinafter defined); the warranty of title in the Deed will be only as to claims made by, through or under Seller and not otherwise;

                (b) deliver to Purchaser a duly executed bill of sale (collectively, the "BILL OF SALE") conveying the Personal Property without warranty of title or use and without warranty, express or implied, as to, merchantability and fitness for any purpose and in the form attached hereto as EXHIBIT F;

                (c) assign to Purchaser, and Purchaser shall assume, the landlord/lessor interest in and to the Leases, Rents and Security Deposits, and any and all obligations to pay Commissions and finder's fees with respect to the Leases and amendments, renewals and expansions thereof, to the extent provided in Section 4.4(b)(v) hereof, by duly executed assignment and assumption agreements (collectively, the "ASSIGNMENT OF LEASES") in the form attached hereto as EXHIBIT G;

                (d) to the extent assignable, assign to Purchaser, and Purchaser shall assume, Seller's interest in the Operating Agreements and the other Intangibles by duly executed assignment and assumption agreements (collectively, the "ASSIGNMENT OF CONTRACTS") in the form attached hereto as EXHIBIT H;

                (e) join with Purchaser to execute a notice (the "TENANT NOTICE") in the form attached hereto as EXHIBIT I, which Purchaser shall send to each tenant under each of the Leases promptly after the Closing, informing such tenant of the sale of the Property and of the assignment to Purchaser of Seller's interest in, and obligations under, the Leases (including, if applicable, any Security Deposits), and directing that all Rent and other sums payable after the Closing under each such Lease be paid as set forth in the notice;

                (f) deliver to Purchaser the Seller Representation Certificate (as defined in Section 4.6(b) hereof). In no event shall Seller be liable to Purchaser for, or be deemed to be in default hereunder by reason of, any breach of representation or warranty which results from any change that (i) occurs between the Effective Date and the Closing Date and (ii) is expressly permitted under the terms of this Agreement or is beyond the reasonable control of Seller to prevent;

                (g) deliver to Purchaser such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Seller;

                (h) deliver to Purchaser certificates in the form attached hereto as EXHIBIT J duly executed by Seller stating that Seller is not a "foreign person" as defined in the Federal Foreign Investment in Real Property Tax Act of 1980;

                (i) deliver to Purchaser the Leases and the Operating Agreements, together with such leasing and property files and records which are material in connection with the continued operation, leasing and maintenance of the Property, but excluding any Confidential Documents;

                (j) deliver such affidavits as may be customarily and reasonably required by the Title Company, in a form reasonably acceptable to Seller;

                (k) deliver to Purchaser possession and occupancy of the Property, subject to the Permitted Exceptions;

                (l)     execute a closing and proration statement; and

                (m) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

        4.3     PURCHASER'S OBLIGATIONS AT CLOSING. At Closing, Purchaser shall:

                (a) pay to Seller the full amount of the Purchase Price (which amount shall include the Deposit), as increased or decreased by prorations and adjustments as herein provided, in immediately available wire transferred funds pursuant to Section 1.4 hereof;

                (b) join Seller in execution of the Assignment of Leases, Assignment of Contracts and Tenant Notices;

                (c) in the event that any representation or warranty of Purchaser set forth in Sections 5.7(a) or (b) hereof needs to be modified due to changes since the Effective Date, deliver to Seller a certificate, dated as of the Closing Date and executed on behalf of Purchaser by a duly authorized representative thereof, identifying any such representation or warranty which is no longer true and correct and explaining the state of facts giving rise to the change. In no event shall Purchaser be liable to Seller for, or be deemed to be in default hereunder by reason of, any breach of representation or warranty set forth in Sections 5.7(a) or (b) hereof which results from any change that (i) occurs between the Effective Date and the Closing Date and (ii) is expressly permitted under the terms of this Agreement or is beyond the reasonable control of Purchaser to prevent;

                (d) deliver to Seller such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser;

                (e) deliver such affidavits as may be customarily and reasonably required by the Title Company, in a form reasonably acceptable to Purchaser;

                (f)     execute a closing and proration statement; and

                (g) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

        4.4     CREDITS AND PRORATIONS.

                (a) Seller shall endeavor to provide Purchaser with a draft of the closing and proration statement referred to in Sections 4.2(l) and 4.3(l) (the "CLOSING STATEMENT") on or before the date that is five
        (5) business days prior to the Closing Date. If Seller fails to deliver such draft Closing Statement on or before such date, such failure shall not constitute a default by Seller hereunder or otherwise entitle Purchaser to terminate this Agreement.

                (b) All income and expenses of the Property shall be apportioned as of 12:01 a.m., on the Closing Date, as if Purchaser were vested with title to the Property during the entire day upon which Closing occurs. Such prorated items shall include without limitation the following:

                        (i)     all Rents;

                        (ii) taxes and assessments (including personal property taxes on the Personal Property) levied against the Property;

                        (iii) utility charges for which Seller is liable, if any, such charges to be apportioned at Closing on the basis of the most recent meter reading occurring prior to Closing (dated not more than fifteen (15) days prior to Closing) or, if unmetered, on the basis of a current bill for each such utility;

                        (iv)    all amounts payable under Operating Agreements;
                and

                        (v) any other operating expenses or other items pertaining to the Property which are customarily prorated between a purchaser and a seller in the county in which the Property is located.

                (c)     In addition to and notwithstanding anything contained in
        Section 4.4(b) hereof:

                        (i) At Closing, (A) Seller shall, at Seller's option, either deliver to Purchaser any Security Deposits provided under the Leases or credit to the account of Purchaser the amount of such Security Deposits (to the extent such Security Deposits have not been applied against delinquent Rents or otherwise as provided in the Leases, any amounts so supplied being disclosed to Purchaser in writing with a representation by Seller that the tenant who posted such applied Security Deposit is not entitled to a refund of the applied amount), and (B) Purchaser shall credit to the account of Seller all refundable cash or other deposits posted with utility companies serving the Property to the extent transferred to Seller on the utility company's records, or, at Seller's option, Seller shall be entitled to receive and retain such refundable cash and deposits;

                        (ii) Any taxes paid at or prior to Closing shall be prorated based upon the amounts actually paid. If taxes and assessments due and payable during the year of Closing have not been paid before Closing, Seller shall be charged at Closing an amount equal to that portion of such taxes and assessments which relates to the period before Closing and Purchaser shall pay the taxes and assessments prior to their becoming delinquent and on or prior to the date that will maximize any discounts or reductions in said taxes and assessments on account of early payment thereof. Any such apportionment made with respect to a tax year for which the tax rate or assessed valuation, or both, have not yet been fixed shall be based upon the tax rate and/or assessed valuation last fixed. To the extent that the actual taxes and assessments for the current year differ from the amount apportioned at Closing, the parties shall make all necessary adjustments by appropriate payments between themselves within thirty (30) days after such amounts are determined following Closing, subject to the provisions of Section 4.4(e) hereof;

                        (iii) Non-delinquent charges referred to in Section 4.4(b) hereof which are payable by any tenant to a third party shall not be apportioned hereunder, and Purchaser shall accept title subject to any of such charges unpaid and Purchaser shall look solely to the tenant responsible therefor for the payment of the same. If Seller shall have paid any of such charges on behalf of any tenant, and shall not have been reimbursed therefor by the time of Closing, Purchaser shall deliver the reimbursement due Seller upon receipt of the same from the tenant(s) who are responsible for payment;

                        (iv) As to utility charges referred to in Section 4.4(a)(iii) hereof, Seller may on notice to Purchaser elect to pay one or more of all of said items accrued to the date hereinabove fixed for apportionment directly to the person or entity entitled thereto, and to the extent Seller so elects, such item shall not be apportioned hereunder, and Seller's obligation to pay such item directly in such case shall survive the Closing or any termination of this Agreement;

                        (v) Purchaser shall be responsible for the payment of (A) all Tenant Inducement Costs (as hereinafter defined) and Commissions (as hereinafter defined) which become due and payable (whether before or after Closing) as a result of any new Leases, or any renewals, amendments or expansions of existing Leases, signed during the Lease Approval Period (as hereinafter defined) or as a result of any options exercised by tenants or the failure by a tenant to exercise any options during the Lease Approval Period, including, without limitation, the Commissions and Tenant Inducement Costs set forth on SCHEDULE 1, and, if required, approved or deemed approved in accordance with Section
                5.6 hereof; and (B) all Tenant Inducement Costs and Commissions as a result of new leases, or renewals, amendments or expansions of existing Leases, signed or entered into from and after the Closing Date or as a result of any options exercised by tenants or the failure by a tenant to exercise any options after the Closing Date. If, as of the Closing Date, Seller shall have paid any Tenant Inducement Costs or Commissions for which Purchaser is responsible pursuant to the foregoing provisions, Purchaser shall reimburse Seller therefor at Closing. As used herein (a) "COMMISSIONS" shall mean all brokerage commissions, finder's fees or other similar compensation due or payable in connection with the applicable lease and (b) "TENANT INDUCEMENT COSTS" shall mean any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs, lease buyout costs, and moving, design, refurbishment and club membership allowances. The term "Tenant Inducement Costs" shall not include loss of income resulting from any free rental period, it being agreed that Seller shall bear the loss resulting from any free rental period until the Closing Date and that Purchaser shall bear such loss from and after the Closing Date. For purposes hereof, the term "LEASE APPROVAL PERIOD" shall mean the period from the Effective Date until the Closing Date;

                        (vi) As used herein, the term "REIMBURSABLE TENANT EXPENSES" shall mean payments required to be paid by tenants under Leases for such tenant's share of ad valorem taxes, insurance, common area maintenance and/or other operating expenses of the Property. Promptly after December 31, 2004, Purchaser shall determine the actual amount of Reimbursable Tenant Expenses for the year in which the Closing occurs. Purchaser shall use reasonable efforts to collect from the tenants of the Property any underpayment of Reimbursable Tenant Expenses for the year in which the Closing occurs and to pay to Seller Seller's share of said underpayment promptly upon collection thereof. Likewise any overpayments shall similarly be adjusted and Seller shall refund Purchaser its prorata share of such overpayments to the extent such overpayments have not previously been refunded to tenants or credited to Purchaser at Closing;

                        (vii) Unpaid and delinquent Rent collected by Seller and Purchaser after the Closing Date shall be delivered as follows: (a) if Seller collects any unpaid or delinquent Rent for the Property, Seller shall, within fifteen (15) days after the receipt thereof, deliver to Purchaser any such Rent which Purchaser is entitled to hereunder relating to the Closing Date and any period thereafter, and (b) if Purchaser collects any unpaid or delinquent Rent from the Property, Purchaser shall, within fifteen (15) days after the receipt thereof, deliver to Seller any such Rent which Seller is entitled to hereunder relating to the period prior to the Closing Date. Seller and Purchaser agree that (i) all Rent received by Seller or Purchaser within the first ninety (90) day period after the Closing Date shall be applied first to reasonable costs of collection, then to current Rent, and then to delinquent Rent, if any, in the inverse order of their maturity. Purchaser will make a good faith effort after Closing to collect all Rents in the usual course of Purchaser's operation of the Property, but Purchaser will not be obligated to institute any lawsuit or other collection procedures to collect delinquent Rents. Seller may attempt to collect any delinquent Rents owed Seller and may institute any lawsuit or collection procedures, but may not evict any tenant. In the event that there shall be any Rents or other charges under any Leases which, although relating to a period prior to Closing, do not become due and payable until after Closing or are paid prior to Closing but are subject to adjustment after Closing (such as Reimbursable Tenant Expenses), then any Rents or charges of such type received by Purchaser or its agents or Seller or its agents subsequent to Closing shall, to the extent applicable to a period extending through the Closing, be prorated between Seller and Purchaser as of Closing, with each party promptly remitting to the other amounts due as a result of such proration.

                        (viii) Notwithstanding the terms of Section 4.4(c)(vii) above, if the tenant under any GSA Lease (defined below) or any Lease with any state or municipal governmental entity shall at Closing owe any Rent for the period prior to Closing, Seller and Purchaser agree that all Rent received by Seller or Purchaser after the Closing Date shall be applied first to Rent payable under the applicable Lease in the order of its maturity, and then to current Rent.

                (d) For a period of three (3) years after the Closing and upon reasonable advance written notice, Purchaser shall allow Seller and its agents and representatives access without charge to all files, records and documents delivered to Purchaser at the Closing, upon reasonable advance notice and at all reasonable times, to examine and, at Seller's expense make copies of any and all such files, records and documents, which right shall survive the Closing;

                (e) Except as otherwise provided herein, any revenue or expense amount which cannot be ascertained with certainty as of Closing shall be prorated on the basis of the parties' reasonable estimates of such amount, and shall be the subject of a final proration thirty (30) days after Closing, or as soon thereafter as the precise amounts can be ascertained; but in no event shall any reproration under this Agreement, other than with respect to taxes and assessments pursuant to Section 4.4(b)(ii) above and Reimbursable Tenant Expenses pursuant to Section 4.4(b)(vi) above, occur more than 180 days after the Closing. Purchaser shall promptly notify Seller when it becomes aware that any such estimated amount has been ascertained. Once all revenue and expense amounts have been ascertained, Purchaser shall prepare, and certify as correct, a final proration statement which shall be subject to Seller's approval. Upon Seller's acceptance and approval of any final proration statement submitted by Purchaser, such statement shall be conclusively deemed to be accurate and final.

                (f)     Subject to Section 4.4(e) hereof, the provisions of this
        Section 4.4 shall survive Closing.

        4.5     TRANSACTION TAXES AND CLOSING COSTS.

                (a) Seller and Purchaser shall execute such returns, questionnaires and other documents as shall be required with regard to all applicable real property transaction taxes imposed by applicable federal, state or local law or ordinance;

                (b) Seller shall pay the fees of any counsel representing Seller in connection with this transaction. Seller shall also pay the following costs and expenses: (i) one-half (1/2) escrow fee, if any, which may be charged by the Escrow Agent or Title Company; (ii) one-half (1/2) of transfer tax, sales tax, documentary tax or similar tax which becomes payable by reason of the transfer of the Property, (iii) the cost of paying off Seller's existing financing and obtaining applicable releases, including but not limited to payment of any prepayment premium or defeasance costs; and (iv) the cost of the Updated Survey.

                (c) Purchaser shall pay the fees of any counsel representing Purchaser in connection with this transaction. Purchaser shall also pay the following costs and expenses: (i) one half (1/2) of the escrow fee, if any, which may be charged by the Escrow Agent or Title Companies;
        (ii) the premium for the Title Policy to be issued to Purchaser by the Title Company at Closing, including any endorsements to the Title Policy; (iii) all costs and expenses incurred in connection with the transfer of any transferable permits, warranties, licenses or non-cash security deposits in connection with the ownership or operation of the Property; (v) fees for recording the deed and one-half (1/2) of any transfer tax, sales tax, documentary stamp tax or similar tax which becomes payable by reason of the transfer of the Property, and (vi) all costs and expenses associated with Purchaser's financing.

                (d) The Personal Property is included in this sale without charge, and Seller shall pay the amount of any and all sales or similar taxes payable in connection with the transfer of the Personal Property. Purchaser and Seller shall execute and deliver any tax returns required in connection therewith;

                (e) All costs and expenses incident to this transaction and the closing thereof, and not specifically described above, shall be paid by the party incurring same; and

                (f) The provisions of this Section 4.5 shall survive the Closing.

        4.6 CONDITIONS PRECEDENT TO OBLIGATION OF PURCHASER. The obligation of Purchaser to consummate the transaction hereunder shall be subject to the fulfillment on or before the Closing Date of all of the following conditions, any or all of which may be waived by Purchaser in its sole discretion:

                (a) Seller shall have delivered to Purchaser all of the items required to be delivered to Purchaser pursuant to the terms of this Agreement, including but not limited to, those provided for in
        Section 4.2 hereof;

                (b) All of the representations and warranties of Seller contained in this Agreement shall be true and correct when made and as of the Closing Date and, at Closing, Seller shall deliver to Purchaser a certificate to that effect (the "SELLER REPRESENTATION CERTIFICATE"). Notwithstanding the foregoing, unless the Seller Representation Certificate discloses the existence of a Material Adverse Effect (as defined in Section 4.6(g) hereof), the condition set forth in this
        Section 4.6(b) shall be deemed to be satisfied;

                (c) Seller shall have performed and observed in all material respects all covenants and agreements of this Agreement to be performed and observed by Seller as of the Closing Date;

                (d) The Property shall be conveyed at Closing subject only to the following matters, which are hereinafter referred to as the "PERMITTED EXCEPTIONS":

                        (i) those matters that either are not objected to in writing within the time periods provided in Sections 2.2 or 2.3 hereof, or if objected to in writing by Purchaser, are those which Seller has elected not to remove or cure, or has been unable to remove or cure, and subject to which Purchaser has elected or is deemed to have elected to accept the conveyance of the Property;

                        (ii)    the rights of tenants under the Leases;

                        (iii) the lien of all ad valorem real estate taxes and assessments not yet due and payable as of the Closing Date (as defined in Section 4.1), subject to adjustment as herein provided;

                        (iv) local, state and federal laws, ordinances or governmental regulations, including but not limited to, building and zoning laws, ordinances and regulations, now or hereafter in effect relating to the Property; and

                        (v) matters that have arisen as a result of acts= done or suffered by or through Purchaser.

        Evidence of delivery of title subject only to the Permitted Exceptions shall be the issuance by the Title Company, and/or another national title company of its Owner's Policy of Title Insurance (the "TITLE POLICY") covering the Real Property, in the aggregate amount of the Purchase Price, subject only to the Permitted Exceptions.

                (e) No later than five (5) days prior to Closing, Purchaser shall have received, from tenants leasing eighty percent (80%) or more of the leased area of the Building which is occupied as of the Effective Date (specifically including, in any event, all tenants who lease more than 20,000 rentable square feet in the Building) Estoppel Certificates addressed to Purchaser and any other person designated by Purchaser, dated not earlier than October 15, 2004, substantially in the form of EXHIBIT D or with respect to any Lease where the tenant is the United States of America (each a "GSA LEASE"), a completed GSA standard form Lease Status Report (a "GSA FORM") rather than an estoppel certificate in the form of EXHIBIT D.. Purchaser agrees that an Estoppel Certificate shall be deemed to satisfy the requirements of this Section 4.6(e) even though it may not be in the form or substance of EXHIBIT D or a GSA Form, provided that the Estoppel Certificate (i) states that no material defaults have occurred under the lease and confirms the economic terms of the lease, or (ii) contains the specific information (as opposed to a general or "catch all" requirement), if any, required by the applicable lease, or (iii) does not depart from the form of Estoppel Certificate attached as EXHIBIT D or the GSA Form other than to reflect facts or circumstances that are disclosed in writing by Seller or that were known to Purchaser through its inspection of the Property prior to the expiration of the Inspection Period.

                (f) No event(s) shall have occurred or condition arisen, after the Effective Date with respect to the Property (other than any loss or damage to the Property caused by fire or other casualty or condemnation which shall be governed by the terms of Article VII hereof), the result(s) of which may reasonably be expected to have an adverse effect on the value of the Property (in the aggregate) which would in the reasonable opinion of an investment sales broker reasonably selected by Purchaser and Seller be equal to or greater than Five Hundred Thousand and No/100 Dollars ($500,000.00) (a "MATERIAL ADVERSE EFFECT").

        If any of the conditions to Purchaser's obligations under Section 4.6 shall fail to occur and such failure is not otherwise a default under this Agreement (in which event Purchaser would be afforded the rights under Section
6.2 hereof), then Purchaser may, as long as Purchaser is not in default hereunder, and as its sole and exclusive remedy, terminate this Agreement by written notice to Seller, in which event the Deposit shall be promptly returned to Purchaser and neither party shall have any further rights or obligations hereunder (except for those obligations of either party that expressly survive the termination of this Agreement pursuant to the other provisions of this Agreement). Notwithstanding the foregoing, in the event any condition to Purchaser's obligations hereunder described in this Section 4.6 shall not have been satisfied, Seller may elect by notice to Purchaser to extend the Closing for a period not to exceed thirty (30) days in order to satisfy such condition.

        4.7 CONDITIONS PRECEDENT TO OBLIGATION OF SELLER. The obligation of Seller to consummate the transaction hereunder shall be subject to the fulfillment on or before the Closing Date of all of the following conditions, any or all of which may be waived by Seller in its sole discretion:

                (a) Seller shall have received the Purchase Price as adjusted as provided herein, pursuant to and payable in the manner provided for in this Agreement;

                (b) Purchaser shall have delivered to Seller all of the items required to be delivered to Seller pursuant to the terms of this Agreement, including but not limited to, those provided for in Section
        4.3 hereof;

                (c) All of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the Closing Date (with appropriate modifications permitted under this Agreement); and

                (d) Purchaser shall have performed and observed in all material respects all covenants and agreements of this Agreement to be performed and observed by Purchaser as of the Closing Date.

        4.8     EQUITY TRANSFER.

                (a) Purchaser may, in lieu of having Seller execute and deliver to Purchaser the Deed, the Bill of Sale, the Assignment of Leases and the Assignment of Contracts, elect (an "EQUITY TRANSFER ELECTION") to receive an assignment of 100% of the membership interests in Seller (an "EQUITY TRANSFER"). Purchaser may exercise an Equity Transfer Election, if at all, by giving a written notice to Seller no later than ten (10) business days prior to the Closing Date. Notwithstanding anything to the contrary contained in this Agreement (including, without limitation, Section 4.5 hereof), Purchaser shall pay any and all transfer taxes and similar taxes payable as a result of the Equity Transaction. From and after the date hereof, Seller shall, upon request of Purchaser, make available to Purchaser copies of all relevant operating agreements, organizational documents, tax returns and similar documents, to the extent in Seller's possession or control, in order to enable Purchaser to decide whether or not Purchaser desires to exercise its Equity Transfer Election. Furthermore, Seller and Purchaser shall negotiate in good faith the forms of the documents and terms and conditions of the Equity Transfer, all of which shall be subject to the approval of Purchaser and Seller. The failure of Purchaser and Seller to agree upon the terms and conditions of an Equity Transfer shall not, under any circumstances, constitute a default by Purchaser or Seller hereunder or otherwise give rise to the right of Purchaser or Seller to terminate this Agreement. If the parties agree upon the terms of an Equity Transfer, each party shall, upon the request of either party, execute an amendment to this Agreement confirming the terms of such Equity Transfer.

                (b) Seller acknowledges and agrees that Purchaser may make an Equity Transfer Election and then subsequently convey interests in the Property to TIC Investors (as hereinafter defined). In such event, provided that the requirements set forth in clauses (a) through (d) of
        Section 1.3 are fulfilled as of Closing, the Purchase Price payable by Purchaser at Closing shall be Fifty-Two Million Six Hundred Thousand and No/100 Dollars ($52,600,000.00). If Purchaser thereafter conveys interests in the Property to TIC Investors within ninety (90) days after the Closing, then (a) Seller shall remain responsible, pursuant to
        Section 4.5, to pay one-half (1/2) of the transfer tax, sales tax, documentary tax or similar tax which becomes payable by reason of the transfer to the TIC Investors, but Seller shall receive a credit against such obligation in the amount of One Hundred Fifty Thousand and No/100 Dollars ($150,000.00). Any amount payable by Seller pursuant to this
        Section 4.8(b) shall be paid by Seller within ten (10) days after written notice from Purchaser, and, in any event, shall be based on the transfer price to the TIC Investors not to exceed $52,750,000.00.

                                   ARTICLE V

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

        5.1 REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby makes the following representations and warranties to Purchaser as of the Effective Date, which representations and warranties shall be deemed to have been made again as of the Closing, subject to Section 4.2(f) hereof:

                (a) ORGANIZATION AND AUTHORITY. Seller has been duly organized and is validly existing under the laws of the State of Delaware. Seller has the full right and authority to enter into this Agreement and to transfer all of the Property and to consummate or cause to be consummated the transaction contemplated by this Agreement. The person signing this Agreement on behalf of Seller is authorized to do so.

                (b) OPERATING AGREEMENTS. The Operating Agreements listed on EXHIBIT C are all of the agreements concerning the operation and maintenance of the Property entered into by or on behalf of Seller and affecting the Property and Seller has no knowledge of any other Operating Agreements that would be binding on Purchaser or the Property after Closing, except those operating agreements that are to be terminated by Seller within thirty (30) days after the Closing, and except any agreement with Seller's property manager, which shall be terminated by Seller as of the Closing Date.

                (c) LEASE BROKERAGE. There are no agreements with brokers providing for the payment by Seller or to, Seller's knowledge, Seller's predecessors-in-interest under the Leases, of Commissions or fees for procuring tenants with respect to any lease in effect on the date hereof (the "EXISTING LEASES"), except as disclosed in EXHIBIT K hereto; and to Seller's knowledge, no commission, fee or other compensation is payable (or will, with the passage of time or occurrence of any event or both, be payable), with respect to the current term of the Existing Leases except as disclosed in EXHIBIT K. Seller has not agreed in writing to pay and, to Seller's knowledge, there are no Commissions, fees or other compensation payable in respect of the exercise of renewal, extension or expansion options set forth in the Existing Leases except as disclosed in EXHIBIT K.

                (d) CONDEMNATION. Seller has neither received written notice of any pending or threatened condemnation or eminent domain proceedings relating to or affecting the Property and Seller has no knowledge of the same.

                (e) LITIGATION. To Seller's knowledge, except as set forth on EXHIBIT L attached hereto, there is no litigation which has been filed or threatened against Seller that arises out of the ownership or operation of the Property;

                (f) VIOLATIONS. To Seller's knowledge, except as set forth on EXHIBIT M attached hereto, Seller has not received notice of any uncured violation of any Legal Requirements relating to the use or operation of the Property which would materially adversely affect the Property or use thereof; and

                (g) LEASES. The list of Existing Leases attached hereto as EXHIBIT N is accurate in all material respects. There are no Leases or other tenancies for any space in the Real Property other than those set forth on EXHIBIT N. Except as otherwise disclosed on EXHIBIT O or elsewhere in this Agreement; Seller has not received from any tenant under a Lease a written notice of default by Seller as landlord under such Lease or a written notice of violation of any Legal Requirements, and to Seller's knowledge, Seller is not in default as landlord under any of the Leases which would give rise to the right of termination of any Lease in favor of a tenant. Except as set forth on EXHIBIT O, Seller has not sent any tenant under a Lease a written notice of default by the tenant under such Lease, and to Seller's knowledge, no tenant is in default under any of the Leases, which would give rise to the right of termination of any lease in favor of the landlord under the Leases if such default is not cured within any applicable grace, notice or cure period.

        5.2 KNOWLEDGE DEFINED. References to the "knowledge" of Seller shall refer only to the current actual knowledge of the Designated Employees (as hereinafter defined) of Seller, and shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller or any affiliate of Seller, to any property manager, or to any other officer, agent, manager, representative or employee of Seller or any affiliate thereof or to impose upon such Designated Employees any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. As used herein, the term "DESIGNATED EMPLOYEES" shall refer to Evan Boris and Mario Silva. Furthermore, Seller's representations and warranties shall be deemed to be modified to reflect any facts or circumstances disclosed in the Tenant Estoppels received by Purchaser.

        5.3 LEGAL REQUIREMENTS DEFINED. References to "Legal Requirements" shall mean all laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, Permits, licenses, authorizations, directions and requirements of governmental authorities or quasi-governmental authorities, which now or at any time hereafter exercise jurisdiction over the Property, or any use, operation or condition of the Property.

        5.4     INTENTIONALLY OMITTED

        5.5 SURVIVAL OF SELLER'S REPRESENTATIONS, WARRANTIES AND OTHER OBLIGATIONS. The representations and warranties of Seller set forth in Section
5.1 hereof as updated as of the Closing in accordance with the terms of this Agreement, shall survive Closing for a period of two hundred seventy (270) days after Closing. No claim for a breach of any representation, warranty, covenant or agreement of Seller under this Agreement or any other instrument delivered to Purchaser under or pursuant to this Agreement shall be actionable or payable if the breach in question results from or is based on a condition, state of facts or other matter which was known to Purchaser prior to Closing (including, without limitation, pursuant to the terms of Section 4.2(f) above or if the truth of any matter is confirmed in any Tenant Estoppel or other estoppel certificate received by Purchaser from a third party). Seller shall have no liability to Purchaser for a breach of any representation, warranty, covenant or agreement (a) unless the valid claims for all such breaches collectively aggregate more than Fifty Thousand and No/100 Dollars ($50,000.00) in which event the full amount of such valid claims shall be actionable up to, but not in excess of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) (the "CAP") absent fraud or intentional misrepresentation, and (b) unless written notice containing a description of the specific nature of such breach shall have been given by Purchaser to Seller prior to the expiration of and an action shall have been commenced by Purchaser against Seller within sixty (60) days after expiration of such two hundred seventy (270) day period. Purchaser agrees to first seek recovery under any insurance policies, service contracts, Tenant Estoppels and Leases prior to seeking recovery from Seller, and Seller shall not be liable to Purchaser if Purchaser's claim is satisfied from such insurance policies, service contracts or Leases. In no event shall Seller be liable for any consequential or punitive damages or for any damages in excess of the Cap.

        5.6 COVENANTS OF SELLER. Seller hereby covenants with Purchaser as follows:

                (a) From the Effective Date hereof until the Closing or earlier termination of this Agreement, Seller shall use reasonable efforts to operate and maintain the Property in a manner generally consistent with the manner in which Seller has operated and maintained the Property prior to the date hereof;

                (b) Except as provided in this Section 5.6(b), a copy of any amendment, renewal or expansion of an existing Lease or of any new Lease which Seller in good faith wishes to execute between the Effective Date and the Closing Date will be submitted to Purchaser prior to execution by Seller. While this Agreement is in effect, Seller shall not enter into any new Lease or amend any existing Lease without the approval of Purchaser, such approval not to be unreasonably withheld, delayed or conditioned. Purchaser agrees to notify Seller in writing within five
        (5) business days after its receipt thereof of either its approval or disapproval thereof, including all Tenant Inducement Costs and Commissions to be incurred in connection therewith. Prior to the expiration of the Inspection Period, in the event Purchaser informs Seller within such five business day period that Purchaser does not approve the amendment, renewal or expansion of the existing Lease or the new Lease, which approval shall not be unreasonably withheld, Seller shall have the right to terminate this Agreement by written notice thereof to Purchaser within five (5) business days after Seller's receipt of written notice of Purchaser's disapproval thereof. If this Agreement is terminated pursuant to the foregoing provisions of this paragraph, then neither party shall have any further rights or obligations hereunder (except for any obligations of either party which expressly survive the termination of this Agreement), the Deposit shall be returned to Purchaser and each party shall bear its own costs incurred hereunder. In the event Purchaser fails to notify Seller in writing of its approval or disapproval within the five (5) business day period set forth above, Purchaser shall be deemed to have approved such new Lease, amendment, renewal or expansion. At Closing, Purchaser shall reimburse Seller for any Tenant Inducement Costs, Commissions or other expenses, including legal fees, incurred by Seller pursuant to an amendment, a renewal, an expansion or a new Lease approved (or deemed approved) by Purchaser. Notwithstanding the foregoing, Purchaser shall have no right to approve any amendment to an Existing Lease entered into by Seller which evidences the exercise by a Tenant of a right or option granted to such Tenant in its Lease.

                (c) Seller shall notify Purchaser promptly if Seller becomes aware of any transaction or occurrence prior to the Closing Date which would affect the truth or accuracy of any representation or warranty of Seller contained in Section 5.1 hereof in a manner that would have a Material Adverse Effect and which Seller does not, in its reasonable opinion, believe can be cured prior to the Closing Date.

        5.7 REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby makes the following representations and warranties to Seller as of the Effective

Date, which representations and warranties shall be deemed to have been made again as of the Closing, subject to Section 4.3(c) hereof:

                (a) ORGANIZATION AND AUTHORITY. Purchaser has been duly organized and is validly existing under the laws of Texas. Purchaser has the full right and authority to enter into this Agreement and to consummate or cause to be consummated the transaction contemplated by this Agreement. The person signing this Agreement on behalf of Purchaser is authorized to do so; and

                (b) PENDING ACTIONS. To Purchaser's knowledge, there is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Purchaser.

        5.8 SURVIVAL OF PURCHASER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser set forth in Section 5.5 hereof as updated as of the Closing Date in accordance with the terms of this Agreement, shall survive Closing for a period of one (1) year. Purchaser shall have no liability to Seller for a breach of any representation or warranty unless written notice containing a description of the specific nature of such breach shall have been given by Seller to Purchaser prior to the expiration of said one
(1) year and an action shall have been commenced by Seller against Purchaser within sixty (60) days after such one (1) year period.

                                   ARTICLE VI

                                     DEFAULT

        6.1 DEFAULT BY PURCHASER. In the event Purchaser fails to close the purchase of the Property when legally required to do so, Seller shall be entitled, as its sole remedy, to terminate this Agreement and receive the Deposit as liquidated damages for the breach of this Agreement, it being agreed between the parties hereto that the actual damages to Seller in the event of such breach are impractical to ascertain and the amount of the Deposit is a reasonable estimate thereof.

        6.2 DEFAULT BY SELLER. In the event Seller fails to close the sale of the Property when legally required to do so, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of the Deposit, which return shall operate to terminate this Agreement and release Seller and from any and all liability hereunder, or (b) to enforce specific performance of Seller's obligations to Purchaser in accordance with the terms of this Agreement. Purchaser expressly waives its rights to seek damages in the event of Seller's default hereunder. Purchaser shall be deemed to have elected to terminate this Agreement and receive back the Deposit if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Property is located, on or before sixty (60) days following the date upon which Closing was to have occurred. Notwithstanding the foregoing, if the remedy of specific performance is not legally available to Purchaser solely due to Seller's transfer of the Property to a third person who is not controlled by Seller or its Affiliates and who is not subject to the terms and conditions of this Agreement, then Purchaser shall be entitled to the prompt return of the Deposit and to seek an action for actual damages against Seller as a result of such material default by Seller under this Agreement.

        6.3 RECOVERABLE DAMAGES. Notwithstanding Sections 6.1 and 6.2 hereof, in no event shall the provisions of Sections 6.1 and 6.2 limit the damages recoverable by either party against the other party due to the other party's obligation to indemnify such party in accordance with this Agreement.

                                  ARTICLE VII

                                  RISK OF LOSS

        7.1 MINOR DAMAGE. In the event of loss or damage to the Property or any portion thereof which is not "Major" (as hereinafter defined), this Agreement shall remain in full force and effect provided that Seller shall, at Seller's option, either (a) perform any necessary repairs, or (b) assign to Purchaser all of Seller's right, title and interest in and to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the Closing Date shall be extended a reasonable time in order to allow for the completion of such repairs. If Seller elects to assign a casualty claim to Purchaser, the Purchase Price shall be reduced by an amount equal to the lesser of the deductible amount under Seller's insurance policy and the cost to complete the repairs. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

        7.2 MAJOR DAMAGE. In the event of a "Major" loss or damage, either Seller or Purchaser may terminate this Agreement by written notice to the other party, in which event the Deposit shall be returned to Purchaser. If neither Seller nor Purchaser elects to terminate this Agreement within ten (10) days after Seller sends Purchaser written notice of the occurrence of such Major loss or damage or threatened Major loss or damage in the case of condemnation or eminent domain proceedings (which notice shall state the cost of repair or restoration thereof as opined by an architect in accordance with Section 7.3 hereof), then Seller and Purchaser shall be deemed to have elected to proceed with Closing, in which event Seller shall, at Seller's option, either (a) perform any necessary repairs, or (b) assign to Purchaser all of Seller's right, title and interest in and to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards and the proceeds of any rent loss insurance relating to the premises in question. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the Closing Date shall be extended a reasonable time in order to allow for the completion of such repairs. If Seller elects to assign a casualty claim to Purchaser, the Purchase Price shall be reduced by an amount equal to the deductible amount under Seller's insurance policy. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

        7.3     DEFINITION OF "MAJOR" LOSS OR DAMAGE. For purposes of Sections
7.1 and 7.2, "MAJOR" loss or damage refers to the following: (a) loss or damage to the Property hereof such that the cost of repairing or restoring the premises in question to substantially the same condition which existed prior to the event of damage, in the opinion of an architect selected by Seller and reasonably approved by Purchaser, either (i) would be equal to or greater than Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00), or (ii) could not reasonably be repaired or restored within one hundred eighty (180) days after the date of casualty, (b) any loss due to a condemnation or threatened condemnation which could or will permanently and materially impair the current and intended use of the Property, or (c) any loss, damage, condemnation or threat of condemnation which gives rise to a right of termination of a lease in favor of any tenant unless waived in writing by such tenant or which gives rise to abatement of rent not covered by rent loss insurance that will inure to Purchaser's benefit after Closing. If Purchaser does not give written notice to Seller of Purchaser's reasons for disapproving an architect within five (5) business days after receipt of notice of the proposed architect, Purchaser shall be deemed to have approved the architect selected by Seller.

                                  ARTICLE VIII

                                   COMMISSIONS

        8.1 BROKERAGE COMMISSIONS. With respect to the transaction contemplated by this Agreement, Seller represents that it has not engaged any broker in connection with this transaction except for Eastdil Realty Company, LLC, whose commissions will be paid by Seller and Purchaser represents that it has not engaged any broker in connection with this transaction. Each party hereto agrees that if any person or entity makes a claim for brokerage commissions or finder's fees related to the sale of the Property by Seller to Purchaser, and such claim is made by, through or on account of any acts or alleged acts of said party or its representatives, said party will protect, indemnify, defend and hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense (including reasonable attorneys' fees) in connection therewith. The provisions of this paragraph shall survive Closing or any termination of this Agreement.

                                   ARTICLE IX

                             DISCLAIMERS AND WAIVERS

        9.1 NO RELIANCE ON DOCUMENTS. Except as expressly stated herein or in the documents to be executed by Seller and delivered to Purchaser in connection with the Closing, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Seller or its brokers or agents to Purchaser in connection with the transaction contemplated hereby. Purchaser acknowledges and agrees that all materials, data and information delivered by Seller to Purchaser in connection with the transaction contemplated hereby are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein. Neither Seller, nor any affiliate of Seller, nor the person or entity which prepared any report or reports delivered by Seller to Purchaser shall have any liability to Purchaser for any inaccuracy in or omission from any such reports.

        9.2 AS-IS SALE; DISCLAIMERS. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

        PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS, WITH ALL FAULTS." EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT OR THE DOCUMENTS EXECUTED AND DELIVERED AT CLOSING TO CONSUMMATE THIS AGREEMENT, PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, OFFERING PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY SELLER, THE MANAGERS OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT.

        PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT OR THE DOCUMENTS EXECUTED AND DELIVERED AT CLOSING TO CONSUMMATE THIS AGREEMENT. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INVESTIGATIONS AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS'

FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (OR SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES OR AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL OR ENVIRONMENTAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY.

        9.3 SURVIVAL OF DISCLAIMERS. The provisions of this Article IX shall survive Closing or any termination of this Agreement.

                                   ARTICLE X

                                  MISCELLANEOUS

        10.1 CONFIDENTIALITY. Purchaser and its representatives shall hold in strictest confidence all data and information obtained with respect to Seller or its business, whether obtained before or after the execution and delivery of this Agreement, and shall not disclose the same to others; provided, however, that it is understood and agreed that Purchaser may disclose such data and information to its directors, employees, consultants, accountants, attorneys and prospective lenders and investors of Purchaser provided that such persons agree in writing to treat such data and information confidentially, provided, however, Purchaser shall be permitted to make such disclosures as may be recommended by Purchaser's legal counsel in order to comply with all financial reporting, securities laws and other Legal Requirements applicable to Purchaser. In the event this Agreement is terminated or Purchaser fails to perform hereunder, Purchaser shall promptly return to Seller any statements, documents, schedules, exhibits or other written information obtained from Seller in connection with this Agreement or the transaction contemplated herein. It is understood and agreed that, with respect to any provision of this Agreement which refers to the termination of this Agreement and the return of the Deposit to Purchaser, such Deposit shall not be returned to Purchaser unless and until Purchaser has fulfilled its obligation to return to Seller the materials described in the preceding sentence. In the event of a breach or threatened breach by Purchaser or its agents or representatives of this Section 10.1, Seller shall be entitled to an injunction restraining Purchaser or its agents or representatives from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Seller from pursuing any other available remedy at law or in equity for such breach or threatened breach. The provisions of this Section 10.1 shall survive Closing or any termination of this Agreement.

        10.2 PUBLIC DISCLOSURE. Prior to and after the Closing, any release to the public of information with respect to the sale contemplated herein or any matters set forth in this Agreement will be made only in the form approved by Purchaser and Seller; provided, however, Seller and Purchaser shall be permitted to make such disclosures as may be recommended by Purchaser's legal counsel in order to comply with all financial reporting, securities laws and other Legal Requirements applicable to Purchaser and Seller. The provisions of this Section
10.2 shall survive the Closing or any termination of this Agreement. Notwithstanding anything set forth in this Agreement to the contrary or in any other agreement to which a party hereto is bound, each such party is (and any employee, representative or other agent of such party is) hereby expressly authorized to disclose the "tax treatment" or "tax structure" (as those terms are defined in Treas. Reg. ss.ss.1.6011-4(c)(8) and (9), respectively) of the transactions the subject of this Agreement and all materials of any kind (including tax opinions or other tax analyses) that are provided to any such party relating to such "tax treatment" or "tax structure" of the transactions the subject of this Agreement, except that "tax treatment" or "tax structure" shall not include the identify of any existing or future party to this Agreement or their affiliates.

        10.3 ASSIGNMENT. Subject to the provisions of this Section 10.3, the terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto. Purchaser shall have the right, exercised by written notice to Seller delivered at any time prior to Closing and subject to the Assignment Procedures, to assign its rights under this Agreement to an Affiliate of Purchaser. Except as set forth in the preceding sentence, Purchaser may not assign its rights under this Agreement without first obtaining Seller's written approval, which approval may be granted or withheld in Seller's sole discretion. In the event Purchaser intends to assign its rights hereunder the following shall apply (the "ASSIGNMENT PROCEDURES"): (a) Purchaser and the proposed assignee shall execute an assignment and assumption of this Agreement in form and substance reasonably satisfactory to Seller, and (b) in no event shall any assignment of this Agreement release or discharge Purchaser from any liability or obligation hereunder. "AFFILIATE" shall mean, with respect to any specified entity, an entity that controls, is controlled by, or is under common control with such specified entity, with control meaning the power through the ownership of voting securities by contract or otherwise to direct the management and policies of such entity. It is expressly agreed that any partnership in which the Purchaser or any Affiliate of the Purchaser is the general partner and any fund sponsored by Purchaser or any Affiliate of Purchaser shall be deemed to be an Affiliate of Purchaser. The provisions of this Section 10.3 shall survive the Closing or any termination of this Agreement.

        10.4 NOTICES. Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or, in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

        If to Seller:         c/o Trizec Properties, Inc.
                              Sears Tower
                              233 South Wacker Drive, Suite 4600
                              Chicago, Illinois 60606
                              Attention:  Evan Boris
                              Telephone No.  (312) 466-3000
                              Fax No.  (312) 466-1710

        with a copy to:       Piper Rudnick LLP
                              203 North LaSalle Street, Suite 1800
                              Chicago, Illinois  60601
                              Attention:  James L. Beard
                              Telephone No.  (312) 368-2169
                              Fax No.  (312) 630-7379

        If to Purchaser:      Harvard Property Trust, LLC
                              1323 North Stemmons Freeway
                              Dallas, Texas 75207
                              Attention:  Robert Behringer
                              Telephone No.  (214) 655-1600
                              Fax No.  (214) 655-1610

        with a copy to:       Powell & Coleman, L.L.P.
                              8080 N. Central Expressway
                              Suite 1380
                              Dallas, Texas  75206
                              Attention:  Patrick Arnold
                              Telephone No.  (214) 890-7108
                              Fax No.  (214) 373-8768

        10.5 MODIFICATIONS. This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

        10.6 ENTIRE AGREEMENT. This Agreement, including the exhibits and schedules hereto, contains the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersedes all prior written or oral agreements and understandings between the parties pertaining to such subject matter, other than any confidentiality agreement executed by Purchaser in connection with the Property.

        10.7 FURTHER ASSURANCES. Each party agrees that it will execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate the transaction contemplated by this Agreement so long as the same imposes no additional liability on such party. The provisions of this Section
10.7 shall survive Closing.

        10.8 COUNTERPARTS. This Agreement may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

        10.9 FACSIMILE SIGNATURES. In order to expedite the transaction contemplated herein, telecopied or facsimile signatures may be used in place of original signatures on this Agreement. Seller and Purchaser intend to be bound by the signatures on the telecopied document, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Agreement based on the form of signature.

        10.10 SEVERABILITY. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

        10.11 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State in which the Property is located. Purchaser and Seller agree that the provisions of this Section 10.11 shall survive the Closing or any termination of this Agreement.

        10.12 NO THIRD-PARTY BENEFICIARY. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

        10.13 CAPTIONS. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

        10.14 CONSTRUCTION. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

        10.15 RECORDATION. This Agreement may not be recorded by any party hereto without the prior written consent of the other party hereto. The provisions of this Section 10.15 shall survive the Closing or any termination of this Agreement.

        10.16   LIKE KIND EXCHANGE.

                (a) Seller, at its option, may elect to use the proceeds for the sale of the Property to purchase a replacement property as part of a like-kind exchange under Section 1031 of the Code. If Seller desires to sell the Property as part of such a like-kind exchange, Seller shall notify Purchaser no later than two (2) business days prior to the

        Closing Date. Provided Seller has so notified Purchaser, Purchaser agrees to cooperate with Seller to effect the like-kind exchange contemplated hereunder and to execute and deliver all documents which reasonably may be required to effectuate such exchange as a qualified transaction pursuant to Section 1031 of the Code; provided that: (i) the Closing shall not be delayed; (ii) Purchaser incurs no additional cost or liability in connection with the like-kind exchange; (iii) Seller pays all costs associated with the like-kind exchange; and (iv) Purchaser is not obligated to take title to any other property. Similarly, in the event that Purchaser elects to purchase the Property as part of a like kind exchange pursuant to Section 1031 of the Code (including, without limitation, a Section 1031 exchange involving tenancy in common interests), Seller agrees to cooperate with Purchaser in connection therewith and to execute and deliver all documents which reasonably may be required to effectuate such exchange as a qualified transaction pursuant to Section 1031 of the Code; provided that: (i) the Closing shall not be delayed; (ii) Seller incurs no additional cost or liability in connection with the like-kind exchange; (iii) Purchaser pays all costs associated with the like-kind exchange; and (iv) Seller is not obligated to take title to any other property.

                (b) Purchaser has advised Seller that Purchaser may solicit investments in the Property from investors that will acquire undivided interests in the Property and become tenants-in-common therein ("TIC INVESTORS"). Notwithstanding anything contained in this Agreement to the contrary, Seller and Purchaser agree as follows: (a) Purchaser shall have the right to distribute information about the Property and this Agreement to potential brokers and their advisors who may facilitate the sale of such tenant-in-common interests; (b) Purchaser shall have the right to assign its rights under this Agreement (including, without limitation, any rights arising under the Seller Representation Certificate) to TIC Investors that invest in the Property; (c) Purchaser shall have the right to modify the form of Tenant Estoppel Certificate attached hereto as EXHIBIT D so as to expressly include the TIC Investors that invest in the Property within the definition of "Purchaser," so long as Purchaser informs Seller of such modification at least three (3) business days prior to the expiration of the Inspection Period; and (d) with the prior approval of Seller, which approval shall not be unreasonably withheld, delayed or conditioned, Purchaser may undertake other activities to accommodate the sale of tenant in common interest and substitute TIC Investors for all or portion of the Purchaser's interests hereunder or in the Property.

        10.17 ATTORNEYS' FEES AND COSTS. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, or in connection with any arbitration or mediation of any dispute, the prevailing party shall be entitled to recover from the other party such sum as the court, arbitrator or mediator may adjudge reasonable as such party's costs and attorney's fees, including such costs and fees as are incurred in any trial, on any appeal, in any bankruptcy proceeding (including the adjudication of issues peculiar to bankruptcy law) and in any petition for review. Each party shall also have the right to recover its reasonable costs and attorney's fees incurred in collecting any sum or debt owed to it by the other party, with or without litigation, if such sum or debt is not paid within fifteen (15) days following written demand therefor.

        10.18 GOVERNMENTAL APPROVALS. Nothing contained in this Agreement shall be construed as authorizing Purchaser to apply for a zoning change, variance, subdivision maps, lot line adjustment, or other discretionary governmental act, approval or permit with respect to the Property prior to the Closing, and Purchaser agrees not to do so. Purchaser agrees not to submit any reports, studies or other documents, including, without limitation, plans and specifications, impact statements for water, sewage, drainage or traffic, environmental review forms, or energy conservation checklists to any governmental agency, or any amendment or modification to any such instruments or documents prior to the Closing except to the extent disclosure is required by applicable law. Purchaser's obligation to purchase the Property shall not be subject to or conditioned upon Purchaser's obtaining any variances, zoning amendments, subdivision maps, lot line adjustment or other discretionary governmental act, approval or permit.

        10.19 EXCLUSIVE. Until this Agreement is terminated, Seller will cease its marketing efforts and will not solicit, negotiate or enter into any backup letters of intent, proposals, options or contracts with regard to the purchase and sale of the Property.

        10.20 CALCULATION OF TIME PERIODS. In the event the date on which Purchaser or Seller is required to take any action under the terms of this Agreement is not a business day, the action will be taken on the next succeeding business day.

        10.21 TIME OF ESSENCE. Seller and Purchaser hereby acknowledge and agree that time is strictly of the essence with respect to each and every term, condition, obligation and provision hereof.



                            [EXECUTION PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.


                                   SELLER:

                                   TRIZEC 250 W. PRATT, LLC,
                                   a Delaware limited liability company


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Its:
                                       -----------------------------------------


                                   PURCHASER:

                                   BEHRINGER HARVARD OPERATING PARTNERSHIP I
                                   LP, a Texas limited partnership


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

        Escrow Agent executes this Agreement below solely for the purpose of acknowledging that it agrees to be bound by the provisions of Sections 1.5 and
1.6 hereof.

                                         ESCROW AGENT:

                                         PARTNERS TITLE COMPANY


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                              SCHEDULE OF EXHIBITS


SCHEDULE 1       List of Leasing Commissions and Tenant Improvement Costs
EXHIBIT A        Legal Description
EXHIBIT B        Excluded Personal Property
EXHIBIT C        List of Operating Agreements
EXHIBIT D        Tenant Estoppel Form
EXHIBIT E        Special Warranty Deed
EXHIBIT F        Bill of Sale
EXHIBIT G        Assignment of Leases
EXHIBIT H        Assignment of Contracts and Intangible Property
EXHIBIT I        Tenant Notice
EXHIBIT J        FIRPTA Certificate
EXHIBIT K        List of Brokerage Agreements
EXHIBIT L        List of Litigation
EXHIBIT M        List of Violations
EXHIBIT N        List of Leases
EXHIBIT O        Claims Under Leases
EXHIBIT P        List of Reports

                                   SCHEDULE 1

             LIST OF LEASING COMMISSION AND TENANT IMPROVEMENT COSTS

                                      None

                                    EXHIBIT A

                               DESCRIPTION OF LAND

PARCEL I

BEING KNOWN AND DESIGNATED as Lot 3-A-2 as shown on the Plat entitled, "Final Subdivision of Lot 3 of the Inner Harbor West Urban Renewal Project", which Plat is recorded among the Plat Records of Baltimore City at Plat S.E.B. 2890 and as more fully described as follows:

        Beginning for the same at a point on the east side of Howard Street, as now laid out 82.5 feet wide, 79.00 feet northerly along said side from the north side of Pratt Street, 56 feet wide, as shown on the Final Subdivision of Lot 3 of the Inner Harbor Urban Renewal Project recorded among the Plat Records of Baltimore City at Plat S.E.B. 2890, said beginning point also being the southwest corner of said Lot 3-A-2 as shown on said plat and running thence binding on the said east side of Howard Street.

North 02(degree) 36' 35" West 136.98 feet to the division line between the parcel of land being herein described known as Lot 3-A-2 and the parcel of land adjoining on the north hereof known as Lot 3-A-3 as shown on said final subdivision plat; thence binding on said division line, the five following courses and distances; namely

North 87(degree) 23' 40" East 52.62 feet,

South 01(degree) 51' 10" East 15.94 feet,

North 88(degree) 08' 50" East 34.33 feet,

North 01(degree) 51' 10" West 16.39 feet, and

North 87(degree) 23' 40" East 136.57 feet to the division line between said Lot 3-A-2 and the parcel of land adjoining on the east known as Lot 3-A-1 and 3-C-1 as shown on said final subdivision plat; thence binding on the division line between said Lot 3-A-2 and the parcel on the east known as Lot 3-A-1 and 3-C-1, the following two courses and distances; namely

South 02(degree) 52' 47" East 41.40 feet, and

North 87(degree) 07' 13" East 33.50 feet to the division line between said Lot 3-A-2 and the parcel of land adjoining on the east thereof known as Lot 3-C-2 as shown on said final subdivision plat; thence binding on the division line between said Lot 3-A-2 and said Lot 3-C-2

South 02(degree) 52' 47" East 57.14 feet to the division line between said Lot 3-A-2 and the land adjoining on the south and east thereof owned by others as shown on said final subdivision plat; thence binding on the said division line between said Lot 3-A-2 and others, the following two courses and distances; namely

South 85(degree) 51' 40" West 16.00 feet, and

South 02(degree) 52' 47" East 37.13 feet to the division line between said Lot 3-A-2 and the parcel of land adjoining on the south thereof known as Lot 3-B as shown on said final subdivision plat; thence binding on the division line between said Lot 3-A-2 and said Lot 3-B.

South 87(degree) 08' 50" West 241.67 feet to the place of beginning.

         Containing 32,571.71 square feet or 0.7477 acres of land, more or less.

        Subject to easements for ingress and egress and an easement for exclusion of Habitable Structures as shown on the above-mentioned Final Subdivision of Lot 3 of the Inner Harbor West Urban Renewal Project.

        All courses and distances in the above description are referred to the true meridian as adopted by the Baltimore Survey Control System.

        Together with all of the Grantor's right, title and interest, in, to and under that certain Declaration of Easements and Covenants by and among Grantor, Days Inns of America, Inc., One Hundred Hopkins Place Ltd. and The Mayor and City Council of Baltimore, dated March 29, 1984, and recorded in Liber 204 at folio 380 among the Land Records of the City of Baltimore.

        Together with all of the Grantor's right, title and interest, in, to and under that certain agreement dated November 16, 1983 between Grantor and One Hundred Hopkins Place, Ltd., a memorandum of which agreement, dated December 28, 1983, has been recorded among the Land Records of Baltimore City in Liber SEB 160, folio 457.

Commonly know as : 250 West Pratt Street
                   Baltimore City, Maryland

                                    EXHIBIT B


                           EXCLUDED PERSONAL PROPERTY



o  Desktop Computer Set-ups (4 PC's)
o  Printers (2)
o  LAN/WAN Equipment

                                                 EXHIBIT C

                                         LIST OF OPERATING AGREEMENTS

===================================== =================================== ===================================
          TYPE OF SERVICE                        VENDOR NAME                        CANCELLATION/
                                                                                       COMMENTS
------------------------------------- ----------------------------------- -----------------------------------

Concierge                             Charm City Concierge                MTM - contract expired
------------------------------------- ----------------------------------- -----------------------------------

Elevator Maintenance                  ThyssenKrupp Elevator               MTM - contract expired
------------------------------------- ----------------------------------- -----------------------------------

Emergency Generator                   Alban Engine                        30 days
------------------------------------- ----------------------------------- -----------------------------------

Energy Management Services            Crae Controls                       30 days
------------------------------------- ----------------------------------- -----------------------------------

Fire Alarm System Monitoring          Honeywell                           60 days
------------------------------------- ----------------------------------- -----------------------------------

HVAC                                  Flo-tron Contracting                30 days
------------------------------------- ----------------------------------- -----------------------------------

Indoor Air Quality                    Healthy Buildings International     30 days
------------------------------------- ----------------------------------- -----------------------------------

Janitorial                            ABM Janitorial Services             30 days
------------------------------------- ----------------------------------- -----------------------------------

Landscaping - Interior                Lily Turf                           MTM - contract expired
------------------------------------- ----------------------------------- -----------------------------------

Landscaping - Exterior & Snow         Chapel Valley Landscaping           MTM - contract expired
Removal
------------------------------------- ----------------------------------- -----------------------------------

Metal Maintenance                     Cameo Bronze                        30 days
------------------------------------- ----------------------------------- -----------------------------------

Pest Control                          Western Pest Services               MTM - contract expired
------------------------------------- ----------------------------------- -----------------------------------

Security Guard Services               Allied Security                     30 days
------------------------------------- ----------------------------------- -----------------------------------

Trash Removal                         Waste Management                    30 days
------------------------------------- ----------------------------------- -----------------------------------

Uniforms                              Cintas Uniforms                     30 days
------------------------------------- ----------------------------------- -----------------------------------

Water Treatment                       Ondeo Nalco                         MTM - contract expired
------------------------------------- ----------------------------------- -----------------------------------

Window Washing                        Valcourt Building Services          MTM - contract expired
------------------------------------- ----------------------------------- -----------------------------------

Wood Maintenance                      Hastings Restorations               MTM - contract expired
===================================== =================================== ===================================

                                    EXHIBIT D

                              TENANT ESTOPPEL FORM




__________ __, 200__

[Landlord]

[Purchaser]

Bear Stearns Commercial Mortgage, Inc.,
 its successors and assigns
383 Madison Avenue
New York, New York 10179

        Re:   Confirmation of Lease Agreement for Premises
              At 250 W. Pratt Street, Baltimore, Maryland

Gentlemen:

        At the request of __________________________________ ("Landlord") the
undersigned hereby certifies to you and agrees as follows recognizing that you will rely on the information contained herein:

        1       The undersigned is the tenant under a lease with Landlord, as described in Schedule 1 attached hereto and occupies the premises demised thereunder.

        2       The above lease [, AS AMENDED AS AFORESAID] (said lease [, AS
AMENDED,] the "Lease"), is in full force and effect and has not [OTHERWISE] been amended, modified, supplemented or superseded, and together herewith constitutes the entire agreement between the undersigned and Landlord with respect to said premises. There is no other agreement (except for the agreements contained herein) between the undersigned and the Landlord with respect to said premises or any other space at the above referenced property.

        3       Neither the undersigned nor the Landlord is in default under the
Lease. There is no defense, offset, claim or counterclaim by or in favor of the undersigned against Landlord under the Lease or against the obligations of the undersigned under the Lease.

        4       The undersigned has not received notice and is not aware of any prior transfer, assignment or pledge by Landlord or of any of Landlord's interest in the Lease, except to you.

        5       The monthly [BASE, MINIMUM] rent due under the Lease is
$____________ and has been paid through ______________, 20__ and the monthly additional rent in the amount of $__________ due under the Lease has been paid through _______________, 20__.

        6       There are no actions, voluntary or otherwise, pending or, to the best knowledge of the undersigned, threatened against the undersigned under the bankruptcy, reorganization, moratorium of similar laws of the United States, any state thereof or any other jurisdiction.

        7       The undersigned has accepted possession, and taken occupancy of, the premises; the term of the Lease has commenced; the undersigned has commenced the payment of rents for all space subject to the Lease; and the expiration date of the Lease is _______________.

        8       All work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any work have been paid in full, except as follows:
_______________________.


                                           Very truly yours,

                                           [TENANT]


                                           By: _______________________________
                                                  Name:
                                                  Title:

                                    EXHIBIT E

                              SPECIAL WARRANTY DEED


        THIS DEED is made this day of _______________, 2004, by and between TRIZEC 250 W. PRATT, LLC, a Delaware limited liability company, party of the first part and ________________________________, a _______________________,
party of the second part.


                              W I T N E S S E T H:


        In consideration of the sum of $_____________, receipt of which is hereby acknowledged, and which the party of the first part certifies under the penalties of perjury as the actual consideration paid or to be paid, including the amount of any mortgage or deed of trust outstanding, the said party of the first part does grant and convey unto the party of the second part in fee simple all that property situate in the City of Baltimore, State of Maryland, described as:

                  SEE LEGAL DESCRIPTION ATTACHED AS EXHIBIT "A"

Subject to covenants, easements and restrictions of record.

        TO HAVE AND TO HOLD said land and premises above described or mentioned and hereby intended to be conveyed, together with the buildings and improvements thereupon erected, made or being, and all and every title, right, privileges, appurtenances and advantages thereunto belonging, or in anywise appertaining, unto and for the proper use only, benefit and behoof forever of said party of the second part in fee simple.

        Being the same property conveyed to the party of the first part by deed recorded in LIBER _______ AT FOLIO ____ among the said Land Records.

        AND said party of the first part does hereby covenant to warrant specially the property hereby conveyed; and to execute such further assurances of said land as may be requisite.

        IN TESTIMONY WHEREOF, the said party of the first part, on the day and year first hereinbefore written, has caused these presents to be signed.


                                    TRIZEC 250 W. PRATT STREET, LLC, a Delaware limited liability company

                                    By:
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

STATE OF   _______________________
                                    SS
COUNTY OF  _______________________



        On this ______ day of ________, 2004, before me, the undersigned ___________________, personally appeared ____________ the __________ of
______________________________________________________, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he has executed the same for the purposes contained therein.

        In witness whereof, I have hereunto set my hand and official seal this _______ day of ________, 2004.

My commission expires:                                                   (SEAL)
                                        _______________________________________
My commission expires:                  Notary Public

______________________

----------------------------------------------------------------


GRANTOR'S ADDRESS:     Trizec 250 W. Pratt, LLC
(PARTY OF THE          c/o Trizec Holdings, Inc.
FIRST PART)            233 South Wacker Drive
                       Chicago, Illinois 60606

GRANTEE'S ADDRESS:     ___________________________
(PARTY OF THE          ___________________________
SECOND PART)           ___________________________
                       ___________________________


CONSIDERATION:         $_______________

TITLE INSURER:

                                                                  or

I HEREBY CERTIFY THAT THIS DEED WAS PREPARED BY GRANTEE, A PARTY TO THIS INSTRUMENT.

                                           TRIZEC 250 W. PRATT, LLC, a Delaware
                                           limited liability company

                                           By:
                                              ----------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                    EXHIBIT A

                               DESCRIPTION OF LAND

PARCEL I

BEING KNOWN AND DESIGNATED as Lot 3-A-2 as shown on the Plat entitled, "Final Subdivision of Lot 3 of the Inner Harbor West Urban Renewal Project", which Plat is recorded among the Plat Records of Baltimore City at Plat S.E.B. 2890 and as more fully described as follows:

        Beginning for the same at a point on the east side of Howard Street, as now laid out 82.5 feet wide, 79.00 feet northerly along said side from the north side of Pratt Street, 56 feet wide, as shown on the Final Subdivision of Lot 3 of the Inner Harbor Urban Renewal Project recorded among the Plat Records of Baltimore City at Plat S.E.B. 2890, said beginning point also being the southwest corner of said Lot 3-A-2 as shown on said plat and running thence binding on the said east side of Howard Street.

North 02(degree) 36' 35" West 136.98 feet to the division line between the parcel of land being herein described known as Lot 3-A-2 and the parcel of land adjoining on the north hereof known as Lot 3-A-3 as shown on said final subdivision plat; thence binding on said division line, the five following courses and distances; namely

North 87(degree) 23' 40" East 52.62 feet,

South 01(degree) 51' 10" East 15.94 feet,

North 88(degree) 08' 50" East 34.33 feet,

North 01(degree) 51' 10" West 16.39 feet, and

North 87(degree) 23' 40" East 136.57 feet to the division line between said Lot 3-A-2 and the parcel of land adjoining on the east known as Lot 3-A-1 and 3-C-1 as shown on said final subdivision plat; thence binding on the division line between said Lot 3-A-2 and the parcel on the east known as Lot 3-A-1 and 3-C-1, the following two courses and distances; namely

South 02(degree) 52' 47" East 41.40 feet, and

North 87(degree) 07' 13" East 33.50 feet to the division line between said Lot 3-A-2 and the parcel of land adjoining on the east thereof known as Lot 3-C-2 as shown on said final subdivision plat; thence binding on the division line between said Lot 3-A-2 and said Lot 3-C-2

South 02(degree) 52' 47" East 57.14 feet to the division line between said Lot 3-A-2 and the land adjoining on the south and east thereof owned by others as shown on said final subdivision plat;

thence binding on the said division line between said Lot 3-A-2 and others, the following two courses and distances; namely

South 85(degree) 51' 40" West 16.00 feet, and

South 02(degree) 52' 47" East 37.13 feet to the division line between said Lot 3-A-2 and the parcel of land adjoining on the south thereof known as Lot 3-B as shown on said final subdivision plat; thence binding on the division line between said Lot 3-A-2 and said Lot 3-B.

South 87(degree) 08' 50" West 241.67 feet to the place of beginning.

        Containing 32,571.71 square feet or 0.7477 acres of land, more or less.

        Subject to easements for ingress and egress and an easement for exclusion of Habitable Structures as shown on the above-mentioned Final Subdivision of Lot 3 of the Inner Harbor West Urban Renewal Project.

        All courses and distances in the above description are referred to the true meridian as adopted by the Baltimore Survey Control System.

        Together with all of the Grantor's right, title and interest, in, to and under that certain Declaration of Easements and Covenants by and among Grantor, Days Inns of America, Inc., One Hundred Hopkins Place Ltd. and The Mayor and City Council of Baltimore, dated March 29, 1984, and recorded in Liber 204 at folio 380 among the Land Records of the City of Baltimore.

        Together with all of the Grantor's right, title and interest, in, to and under that certain agreement dated November 16, 1983 between Grantor and One Hundred Hopkins Place, Ltd., a memorandum of which agreement, dated December 28, 1983, has been recorded among the Land Records of Baltimore City in Liber SEB 160, folio 457.

Commonly know as :  250 West Pratt Street
                    Baltimore City, Maryland

                                    EXHIBIT B

                              PERMITTED EXCEPTIONS


                                [to be completed]

                                    EXHIBIT F

                                  BILL OF SALE


        KNOW ALL MEN BY THESE PRESENTS, that Trizec 250 W. Pratt, LLC, a Delaware limited liability company (the "SELLER"), for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration to it in hand paid (the "PURCHASER"), the receipt and sufficiency of which are hereby acknowledged, hereby sells, assigns, transfers and conveys unto said Purchaser any and all of Seller's right, title and interest in and to all tangible personal property located upon the land described in EXHIBIT "A" attached hereto and hereby made a part hereof (the "LAND") or within the Improvements (as defined in the Agreement), including, without limitation, any and all appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property owned by Seller (excluding cash, computers, any software and the personal property described on EXHIBIT "B" attached hereto), located on and used exclusively in connection with the operation of the Land and Improvements, as is, where is, and without warranty, express or implied, of title, use, merchantability or fitness for any purpose.

        TO HAVE AND TO HOLD all of said personal property unto Purchaser, its successors and assigns, to its own use forever.

        Any liability of Seller hereunder shall be limited as set forth in
Section 5.5 of that certain Sale Agreement between Seller and Purchaser, dated as of ___, 2004 as amended (the "AGREEMENT").

        IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of the _______ day of _________________, 2004.


                                            TRIZEC 250 W. PRATT, LLC, A DELAWARE
                                            LIMITED LIABILITY COMPANY


                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Its:
                                                  ------------------------------

                           EXHIBIT "A" TO BILL OF SALE

                                LEGAL DESCRIPTION
PARCEL I

BEING KNOWN AND DESIGNATED as Lot 3-A-2 as shown on the Plat entitled, "Final Subdivision of Lot 3 of the Inner Harbor West Urban Renewal Project", which Plat is recorded among the Plat Records of Baltimore City at Plat S.E.B. 2890 and as more fully described as follows:

        Beginning for the same at a point on the east side of Howard Street, as now laid out 82.5 feet wide, 79.00 feet northerly along said side from the north side of Pratt Street, 56 feet wide, as shown on the Final Subdivision of Lot 3 of the Inner Harbor Urban Renewal Project recorded among the Plat Records of Baltimore City at Plat S.E.B. 2890, said beginning point also being the southwest corner of said Lot 3-A-2 as shown on said plat and running thence binding on the said east side of Howard Street.

North 02(degree) 36' 35" West 136.98 feet to the division line between the parcel of land being herein described known as Lot 3-A-2 and the parcel of land adjoining on the north hereof known as Lot 3-A-3 as shown on said final subdivision plat; thence binding on said division line, the five following courses and distances; namely

North 87(degree) 23' 40" East 52.62 feet,

South 01(degree) 51' 10" East 15.94 feet,

North 88(degree) 08' 50" East 34.33 feet,

North 01(degree) 51' 10" West 16.39 feet, and

North 87(degree) 23' 40" East 136.57 feet to the division line between said Lot 3-A-2 and the parcel of land adjoining on the east known as Lot 3-A-1 and 3-C-1 as shown on said final subdivision plat; thence binding on the division line between said Lot 3-A-2 and the parcel on the east known as Lot 3-A-1 and 3-C-1, the following two courses and distances; namely

South 02(degree) 52' 47" East 41.40 feet, and

North 87(degree) 07' 13" East 33.50 feet to the division line between said Lot 3-A-2 and the parcel of land adjoining on the east thereof known as Lot 3-C-2 as shown on said final subdivision plat; thence binding on the division line between said Lot 3-A-2 and said Lot 3-C-2

South 02(degree) 52' 47" East 57.14 feet to the division line between said Lot 3-A-2 and the land adjoining on the south and east thereof owned by others as shown on said final subdivision plat; thence binding on the said division line between said Lot 3-A-2 and others, the following two courses and distances; namely

South 85(degree) 51' 40" West 16.00 feet, and

South 02(degree) 52' 47" East 37.13 feet to the division line between said Lot 3-A-2 and the parcel of land adjoining on the south thereof known as Lot 3-B as shown on said final subdivision plat; thence binding on the division line between said Lot 3-A-2 and said Lot 3-B.

South 87(degree) 08' 50" West 241.67 feet to the place of beginning.

        Containing 32,571.71 square feet or 0.7477 acres of land, more or less.

        Subject to easements for ingress and egress and an easement for exclusion of Habitable Structures as shown on the above-mentioned Final Subdivision of Lot 3 of the Inner Harbor West Urban Renewal Project.

        All courses and distances in the above description are referred to the true meridian as adopted by the Baltimore Survey Control System.

        Together with all of the Grantor's right, title and interest, in, to and under that certain Declaration of Easements and Covenants by and among Grantor, Days Inns of America, Inc., One Hundred Hopkins Place Ltd. and The Mayor and City Council of Baltimore, dated March 29, 1984, and recorded in Liber 204 at folio 380 among the Land Records of the City of Baltimore.

        Together with all of the Grantor's right, title and interest, in, to and under that certain agreement dated November 16, 1983 between Grantor and One Hundred Hopkins Place, Ltd., a memorandum of which agreement, dated December 28, 1983, has been recorded among the Land Records of Baltimore City in Liber SEB 160, folio 457.

Commonly know as :  250 West Pratt Street
                    Baltimore City, Maryland

                           EXHIBIT "B" TO BILL OF SALE

                           EXCLUDED PERSONAL PROPERTY


                      [SAME AS EXHIBIT B TO SALE AGREEMENT]

                                    EXHIBIT G

                              ASSIGNMENT OF LEASES

        THIS ASSIGNMENT OF LEASES (the "ASSIGNMENT") is made as of this _______ day of _______________, 2004 between Trizec 250 W. Pratt, LLC, a Delaware limited liability company, ("ASSIGNOR"), and , a ("ASSIGNEE").

        For and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration to it in hand paid by Assignee to Assignor, the conveyance by Assignor to Assignee of all that certain real property being particularly described on EXHIBIT "A" attached hereto and incorporated herein by this reference, more commonly known as 250 West Pratt located in the City of Baltimore, State of Maryland (the "PROPERTY"), and the mutual covenants herein contained, the receipt and sufficiency of the foregoing consideration being hereby acknowledged by the parties hereto, Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor's right, title and interest in, to and under any and all existing and outstanding leases, licenses and occupancy agreements (collectively, the "LEASES"), of the improvements comprising a part of the Property, including without limitation, all those Leases described on EXHIBIT "B" attached hereto and incorporated herein by this reference, together with all security deposits tendered under the Leases remaining in the possession of Assignor.

        Unless otherwise defined, all capitalized terms shall have meanings ascribed to them in that certain Sale Agreement between Assignor and Assignee dated as of __, 2004, as amended (the "AGREEMENT").

        Assignee does hereby assume and agree to perform all of Assignor's obligations as landlord under the Leases accruing from and after and relating to the period from and after the date hereof, including without limitation, any and all obligations to pay Tenant Inducement Costs and Commissions which are due or payable after the date hereof with respect to the Leases (except as otherwise provided in the Agreement) and claims made by tenants with respect to the tenants' security deposits to the extent paid, credited or assigned to Assignee by Assignor. Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) directly or indirectly arising out of or related to any breach or default in Assignee's obligations hereunder.

        Any liability of Assignor hereunder shall be limited as provided in
Section 5.5 of the Agreement.

        This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors and assigns.

        This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

                                        ASSIGNOR:

                                        TRIZEC 250 W. PRATT, LLC, A DELAWARE
                                        LIMITED LIABILITY COMPANY


                                        By: __________________________________
                                        Name: ________________________________
                                        Title: _______________________________


                                        ASSIGNEE:

                                        ________________________ , a _________
                                        ______________________________________

                                        By: __________________________________
                                        Name: ________________________________
                                        Title: _______________________________

                       EXHIBIT "A" TO ASSIGNMENT OF LEASES

                                LEGAL DESCRIPTION

PARCEL I

BEING KNOWN AND DESIGNATED as Lot 3-A-2 as shown on the Plat entitled, "Final Subdivision of Lot 3 of the Inner Harbor West Urban Renewal Project", which Plat is recorded among the Plat Records of Baltimore City at Plat S.E.B. 2890 and as more fully described as follows:

        Beginning for the same at a point on the east side of Howard Street, as now laid out 82.5 feet wide, 79.00 feet northerly along said side from the north side of Pratt Street, 56 feet wide, as shown on the Final Subdivision of Lot 3 of the Inner Harbor Urban Renewal Project recorded among the Plat Records of Baltimore City at Plat S.E.B. 2890, said beginning point also being the southwest corner of said Lot 3-A-2 as shown on said plat and running thence binding on the said east side of Howard Street.

North 02(degree) 36' 35" West 136.98 feet to the division line between the parcel of land being herein described known as Lot 3-A-2 aND THe parcel of land adjoining on the north hereof known as Lot 3-A-3 as shown on said final subdivision plat; thence binding on said division line, the five following courses and distances; namely

North 87(degree) 23' 40" East 52.62 feet,

South 01(degree) 51' 10" East 15.94 feet,

North 88(degree) 08' 50" East 34.33 feet,

North 01(degree) 51' 10" West 16.39 feet, and

North 87(degree) 23' 40" East 136.57 feet to the division line between said Lot 3-A-2 and the parcel of land adjoining on the east knOWN As Lot 3-A-1 and 3-C-1 as shown on said final subdivision plat; thence binding on the division line between said Lot 3-A-2 and the parcel on the east known as Lot 3-A-1 and 3-C-1, the following two courses and distances; namely

South 02(degree) 52' 47" East 41.40 feet, and

North 87(degree) 07' 13" East 33.50 feet to the division line between said Lot 3-A-2 and the parcel of land adjoining on the east tHEREOf known as Lot 3-C-2 as shown on said final subdivision plat; thence binding on the division line between said Lot 3-A-2 and said Lot 3-C-2

South 02(degree) 52' 47" East 57.14 feet to the division line between said Lot 3-A-2 and the land adjoining on the south and east tHEREOf owned by others as shown on said final subdivision plat; thence binding on the said division line between said Lot 3-A-2 and others, the following two courses and distances; namely

South 85(degree) 51' 40" West 16.00 feet, and

South 02(degree) 52' 47" East 37.13 feet to the division line between said Lot 3-A-2 and the parcel of land adjoining on the south tHEREOf known as Lot 3-B as shown on said final subdivision plat; thence binding on the division line between said Lot 3-A-2 and said Lot 3-B.

South 87(degree) 08' 50" West 241.67 feet to the place of beginning.

        Containing 32,571.71 square feet or 0.7477 acres of land, more or less.

        Subject to easements for ingress and egress and an easement for exclusion of Habitable Structures as shown on the above-mentioned Final Subdivision of Lot 3 of the Inner Harbor West Urban Renewal Project.

        All courses and distances in the above description are referred to the true meridian as adopted by the Baltimore Survey Control System.

        Together with all of the Grantor's right, title and interest, in, to and under that certain Declaration of Easements and Covenants by and among Grantor, Days Inns of America, Inc., One Hundred Hopkins Place Ltd. and The Mayor and City Council of Baltimore, dated March 29, 1984, and recorded in Liber 204 at folio 380 among the Land Records of the City of Baltimore.

        Together with all of the Grantor's right, title and interest, in, to and under that certain agreement dated November 16, 1983 between Grantor and One Hundred Hopkins Place, Ltd., a memorandum of which agreement, dated December 28, 1983, has been recorded among the Land Records of Baltimore City in Liber SEB 160, folio 457.

Commonly know as : 250 West Pratt Street
                   Baltimore City, Maryland

                       EXHIBIT "B" TO ASSIGNMENT OF LEASES

                                     LEASES


                                [To be attached]

                                    EXHIBIT H

                 ASSIGNMENT OF CONTRACTS AND INTANGIBLE PROPERTY


        THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND INTANGIBLE PROPERTY (the "ASSIGNMENT") is made as of the day of ______________, 2004 between Trizec 250
W. Pratt, LLC, a Delaware limited liability company ("ASSIGNOR"), and , a ("ASSIGNEE").

        For and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration to it in hand paid by Assignee to Assignor, the conveyance by Assignor to Assignee of all that certain real property being particularly described on EXHIBIT "A" attached hereto and incorporated herein by this reference, more commonly known as 250 West Pratt located in the City of Baltimore, State of Maryland (the "PROPERTY"), and the mutual covenants herein contained, the receipt and sufficiency of the foregoing consideration being hereby acknowledged by the parties hereto, Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor's right, title and interest, to the extent assignable, in, to and under any and all of the following, to wit:

                (i) the contracts and agreements listed and described on EXHIBIT "B" attached hereto and incorporated herein by this reference (the "CONTRACTS"),

                (ii) all existing warranties and guaranties (express or implied) issued to Assignor in connection with the improvements or the personal property being conveyed to Assignee by Bill of Sale on the date hereof,

                (iii) all existing permits, licenses, approvals and authorizations issued by any governmental authority in connection with the Property, and

                (iv)    the non-exclusive right to the name "250 West Pratt
        Street":

All items described in (ii), (iii) and (iv) above are hereinafter collectively referred to as "INTANGIBLE PROPERTY."

        Assignee does hereby assume and agree to perform all of Assignor's obligations under the Contracts and Intangible Property accruing from and after and relating to the period from and after the date hereof. Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) directly or indirectly arising out of or related to any breach or default in Assignee's obligations hereunder.

        Any liability of Assignor hereunder shall be limited as provided in
Section 5.5 of that certain Sale Agreement between Assignor and Assignee dated as of __, 2004 as amended.

        This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors and assigns.

        This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

                                        ASSIGNOR:

                                        TRIZEC 250 W. PRATT, LLC, A DELAWARE
                                        LIMITED LIABILITY COMPANY


                                        By: __________________________________
                                        Name: ________________________________
                                        Title: _______________________________


                                        ASSIGNEE:

                                        ________________________ , a _________
                                        ______________________________________

                                        By: __________________________________
                                        Name: ________________________________
                                        Title: _______________________________

                      EXHIBIT "A" TO AGREEMENT OF CONTRACTS
                             AND INTANGIBLE PROPERTY

                                LEGAL DESCRIPTION

PARCEL I

BEING KNOWN AND DESIGNATED as Lot 3-A-2 as shown on the Plat entitled, "Final Subdivision of Lot 3 of the Inner Harbor West Urban Renewal Project", which Plat is recorded among the Plat Records of Baltimore City at Plat S.E.B. 2890 and as more fully described as follows:

        Beginning for the same at a point on the east side of Howard Street, as now laid out 82.5 feet wide, 79.00 feet northerly along said side from the north side of Pratt Street, 56 feet wide, as shown on the Final Subdivision of Lot 3 of the Inner Harbor Urban Renewal Project recorded among the Plat Records of Baltimore City at Plat S.E.B. 2890, said beginning point also being the southwest corner of said Lot 3-A-2 as shown on said plat and running thence binding on the said east side of Howard Street.

North 02(degree) 36' 35" West 136.98 feet to the division line between the parcel of land being herein described known as Lot 3-A-2 aND THe parcel of land adjoining on the north hereof known as Lot 3-A-3 as shown on said final subdivision plat; thence binding on said division line, the five following courses and distances; namely

North 87(degree) 23' 40" East 52.62 feet,

South 01(degree) 51' 10" East 15.94 feet,

North 88(degree) 08' 50" East 34.33 feet,

North 01(degree) 51' 10" West 16.39 feet, and

North 87(degree) 23' 40" East 136.57 feet to the division line between said Lot 3-A-2 and the parcel of land adjoining on the east knOWN As Lot 3-A-1 and 3-C-1 as shown on said final subdivision plat; thence binding on the division line between said Lot 3-A-2 and the parcel on the east known as Lot 3-A-1 and 3-C-1, the following two courses and distances; namely

South 02(degree) 52' 47" East 41.40 feet, and

North 87(degree) 07' 13" East 33.50 feet to the division line between said Lot 3-A-2 and the parcel of land adjoining on the east tHEREOf known as Lot 3-C-2 as shown on said final subdivision plat; thence binding on the division line between said Lot 3-A-2 and said Lot 3-C-2

South 02(degree) 52' 47" East 57.14 feet to the division line between said Lot 3-A-2 and the land adjoining on the south and east tHEREOf owned by others as shown on said final subdivision plat;

thence binding on the said division line between said Lot 3-A-2 and others, the following two courses and distances; namely

South 85(degree) 51' 40" West 16.00 feet, and

South 02(degree) 52' 47" East 37.13 feet to the division line between said Lot 3-A-2 and the parcel of land adjoining on the south tHEREOf known as Lot 3-B as shown on said final subdivision plat; thence binding on the division line between said Lot 3-A-2 and said Lot 3-B.

South 87(degree) 08' 50" West 241.67 feet to the place of beginning.

        Containing 32,571.71 square feet or 0.7477 acres of land, more or less.

        Subject to easements for ingress and egress and an easement for exclusion of Habitable Structures as shown on the above-mentioned Final Subdivision of Lot 3 of the Inner Harbor West Urban Renewal Project.

        All courses and distances in the above description are referred to the true meridian as adopted by the Baltimore Survey Control System.

        Together with all of the Grantor's right, title and interest, in, to and under that certain Declaration of Easements and Covenants by and among Grantor, Days Inns of America, Inc., One Hundred Hopkins Place Ltd. and The Mayor and City Council of Baltimore, dated March 29, 1984, and recorded in Liber 204 at folio 380 among the Land Records of the City of Baltimore.

        Together with all of the Grantor's right, title and interest, in, to and under that certain agreement dated November 16, 1983 between Grantor and One Hundred Hopkins Place, Ltd., a memorandum of which agreement, dated December 28, 1983, has been recorded among the Land Records of Baltimore City in Liber SEB 160, folio 457.

Commonly know as :  250 West Pratt Street
                    Baltimore City, Maryland

                      EXHIBIT "B" TO AGREEMENT OF CONTRACTS
                             AND INTANGIBLE PROPERTY

                                    CONTRACTS


                                [To be attached]

                                    EXHIBIT I

                                  TENANT NOTICE

TENANT NOTIFICATION LETTER
[DATE OF SALE CLOSING]

HAND DELIVERED

TO:     ALL TENANTS AT 250 W. PRATT STREET, BALTIMORE, MARYLAND (THE "PROPERTY")

RE:     NOTIFICATION REGARDING CHANGE OF OWNERSHIP

        This letter is to notify you as a Tenant at the Property, that the Property has been sold by Trizec 250 W. Pratt, LLC, a Delaware limited liability company ("SELLER"), to , a ("PURCHASER"). As of the date hereof, your Lease has been assigned by Seller to Purchaser. From the date of this letter, any and all unpaid rent as well as all future rent, or any other amounts due under the terms of your Lease, shall be directed as follows:

                                    TO: ____________________
                                    ATTN:___________________
                                    AT:  ___________________

As part of the sale, all refundable tenant deposits, if any, actually held by Seller with respect to the Property have been transferred to, and Seller's obligations with respect to such deposits have been assumed by, Purchaser as of the date of this letter. Any and all payments of rent (or other sums due under your Lease) hereafter paid to any party other than Purchaser shall not relieve you of the obligation of making said payment to Purchaser.

                                        SELLER:

                                        TRIZEC 250 W. PRATT, LLC, A DELAWARE
                                        LIMITED LIABILITY COMPANY


                                        By: __________________________________
                                        Name: ________________________________
                                        Title: _______________________________


                                        PURCHASER:

                                        ________________________ , a _________
                                        ______________________________________
                                        By: __________________________________
                                        Name: ________________________________
                                        Title: _______________________________

                                    EXHIBIT J

                                  FIRPTA NOTICE

        Section 1445 of the Internal Revenue Code provides that a transferee (purchaser) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. To inform the transferee (purchaser) that withholding of tax is not required upon the disposition of a U.S. real property interest by Trizec 250 W. Pratt, LLC, a Delaware limited liability company ("TRANSFEROR") Transferor hereby certifies:

        1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

        2.      Transferor's Federal Employer Identification Number is
                _____________.

        3.      Transferor's office address is:

                      233 South Wacker Drive, Suite 4600
                      Chicago, Illinois 60606; and

        4. The address or description of the property which is the subject matter of the disposition is 250 West Pratt.

        Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

        Transferor declares that it has examined this certification and to the best of its knowledge and belief, it is true, correct and complete, and further declares that the individual executing this certification on behalf of Transferor has full authority to do so.


                                        TRIZEC 250 W. PRATT, LLC, A DELAWARE
                                        LIMITED LIABILITY COMPANY


                                        By: __________________________________
                                        Name: ________________________________
                                        Title: _______________________________
                                        Dated: _______________________________

                                    EXHIBIT K

                          LIST OF BROKERAGE AGREEMENTS



o       Brokerage Agreement with Trammell Crow Services, Inc. dated 10/2/03

                                                  EXHIBIT L

                                            LIST OF LITIGATION

-------------------------------------------------------------------------------------------------------------
A.
-------------------------------------------------------------------------------------------------------------
CASE NAME: In re WorldCom, Inc., ET AL.,
-------------------------------------------------------------------------------------------------------------
VENUE: United States Bankruptcy Court / Southern District of New York
-------------------------------------------------------------------------------------------------------------
NATURE OF DISPUTE:  Claim for lease rejection damages and other pre-petition obligations.
-------------------------------------------------------------------------------------------------------------
DISPUTED AMOUNT:  $325,321.34
-------------------------------------------------------------------------------------------------------------
SUMMARY:   WorldCom and certain of its affiliated entities filed for Chapter 11 Bankruptcy protection on
July 21, 2002.  The Court granted WorldCom's motion to reject its lease at 250 West Pratt Lease (10,807 rentable square feet expiring 3/31/2005) effective as of July 10, 2003.  We have filed a proof of claim with the Court for $325,321.34 for lease rejections damages and other pre-petition obligations.  Payment on this claim is still pending.
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
B.
-------------------------------------------------------------------------------------------------------------
CASE NAME:  CC&F Pratt Associates c/o Trizec v. Logical Options, Inc.
-------------------------------------------------------------------------------------------------------------
VENUE: District Court of Maryland for Baltimore City
-------------------------------------------------------------------------------------------------------------
NATURE OF DISPUTE:  Eviction, failure to pay rent and bankruptcy.
-------------------------------------------------------------------------------------------------------------
DISPUTED AMOUNT:  $42,658.20
-------------------------------------------------------------------------------------------------------------
SUMMARY:   Tenant failed to pay rent and Landlord subsequently repossessed the Premises.  Tenant subsequently filed for bankruptcy and Landlord is currently working on a claim through the bankruptcy court.
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
C.
-------------------------------------------------------------------------------------------------------------
CASE NAME:  Trizec 250 W. Pratt, LLC v. The Mayor and City Council of Baltimore, CSX Corporation and CSX
Transportation
-------------------------------------------------------------------------------------------------------------
VENUE: Circuit Court of Maryland for Baltimore City
-------------------------------------------------------------------------------------------------------------
NATURE OF DISPUTE:  Property Damage
-------------------------------------------------------------------------------------------------------------
DISPUTED AMOUNT:  $212,010
-------------------------------------------------------------------------------------------------------------
SUMMARY:   Our insurer, Fireman's Fund, has subrogated itself to our claim against the City and CSX.  This claim (which Trizec has already received insurance proceeds for) was based on damage to building caused by flooding from a train derailment that occurred on July 18, 2001.
-------------------------------------------------------------------------------------------------------------

                                    EXHIBIT M

                               LIST OF VIOLATIONS

                                      NONE

                                    EXHIBIT N

                                 LIST OF LEASES




        ABRAMOFF, NEUBERGER, LINDER AND REDDING

                   Lease                                       04/05/88
                   Sublease                                    03/31/88
                   Sublease 1st Amendment                      06/15/93
                   1st Amendment                               07/21/93
                   SNDA                                        07/21/93
                   SNDA                                        07/30/96
                   2nd Amendment                               09/30/97
                   Sublease 2nd Amendment                      10/30/97
                   SNDA                                        03/01/98
                   3rd Amendment                               07/28/03
                   Sublease 3rd Amendment                      07/30/03


        ALAN M. FLETCHER & ASSOCIATES, INC.

                   Lease                                       11/29/94
                   SNDA                                        07/24/96
                   SNDA                                        03/13/98
                   1st Amendment                               11/08/99


        ANSHEN & ALLEN ARCHITECTS, INC.

                   Lease                                       09/18/95
                   1st Amendment                               03/26/96
                   SNDA                                        08/07/96
                   SNDA                                        03/01/98
                   3rd Amendment                               10/01/99
                   4th Amendment                               03/09/00
                   5th Amendment                               09/20/00
                   6th Amendment                               09/07/01
                   7th Amendment                               01/01/02


        ARNOLD COMMUNICATIONS

                   Lease                                       07/21/99
                   1st Amendment                               03/22/00
                   2nd Amendment                               01/01/02

        BLANK, ROME, COMISKY & MCCAULEY LLP

                   Lease                                       03/13/00
                   1st Amendment                               12/11/01
                   2nd Amendment                               03/31/03
                   3rd Amendment                               04/12/04


        CB RICHARD ELLIS, INC.

                   Lease                                       02/08/88
                   Lease Modification                          06/06/88
                   Commencement Date Agreement                 06/22/88
                   SNDA                                        08/26/96
                   1st Amendment                               10/11/96
                   SNDA                                        03/01/98
                   2nd Amendment                               05/09/03
                   3rd Amendment                               10/24/03


        EDIE'S DELI & GRILL, INC.

                   Lease                                       11/29/99
                   1st Amendment                               04/01/00


        FERRIS, BAKER, WATTS, INC.

                   Lease                                       04/29/99
                   1st Amendment                               03/13/00


        GENERAL SERVICES ADMINISTRATION (GS-03B-10228)

                   Lease                                       09/26/91
                   Supplemental Lease Agreement                08/06/92
                   Supplemental Lease Agreement                10/31/96
                   Supplemental Lease Agreement                03/20/02
                   Supplemental Lease Agreement                04/22/02
                   Supplemental Lease Agreement                11/26/02


        METROPOLITAN FIBER SYSTEMS OF BALTIMORE, INC.

                   Lease                                       09/11/89
                   1st Amendment                               09/15/94
                   2nd Amendment                               10/14/99

        MORGAN STANLEY DW INC.

                   Lease                                       03/14/86
                   1st Amendment                               10/06/94
                   2nd Amendment                               12/22/94
                   SNDA                                        08/01/96
                   SNDA                                        03/06/98
                   3rd Amendment                               02/25/04


        NORTEL NETWORKS USA, INC.

                   Lease                                       08/09/96
                   SNDA                                        03/01/98
                   1st Amendment                               10/03/01
                   2nd Amendment                               08/24/02


        PATTON BOGGS, L.L.P.

                   Lease                                       12/30/98
                   Sublease Agreement                          03/13/00


        PRICEWATERHOUSECOOPERS LLP

                   Lease                                       03/31/97
                   SNDA                                        03/31/97
                   1st Amendment                               05/05/97
                   2nd Amendment                               07/18/97
                   SNDA                                        03/01/98


        PROVIDENT BANK OF MARYLAND

                   Lease                                       03/24/87
                   SNDA                                        08/26/96
                   1st Amendment                               10/11/96
                   SNDA                                        03/01/98
                   2nd Amendment                               01/25/00
                   Lease                                       10/24/02

        PRUDENTIAL-BACHE SECURITIES, INC.

                   Lease                                       06/01/87
                   1st Amendment                               11/14/96
                   Letter Agreement                            12/06/96
                   SNDA                                        03/01/98


        QUICK & REILLY, INC.

                   Lease                                       06/14/02
                   License Agreement                           12/05/02


        RESOURCES CONNECTION LLC

                   Lease                                       10/09/00


         SEMMES, BOWEN & SEMMES

                   Lease                                       01/01/93
                   Letter Agreement                            06/30/93
                   1st Amendment                               01/01/95
                   2nd Amendment                               05/01/95
                   Assignment & 3rd Amendment                  01/01/96
                   SNDA                                        08/28/96
                   4th Amendment                               02/04/97
                   5th Amendment                               09/04/97
                   SNDA                                        03/01/98


        STEINITZ & ASSOCIATES, LLC

                   Lease                                       03/04/04


        SUNRISE NEWSSTAND, INC.

                   Lease                                       N/A
                   Lease Renewal Agreement                     01/01/90
                   Commencement Date Agreement                 01/01/90
                   1st Amendment                               03/19/96
                   SNDA                                        08/26/96
                   SNDA                                        03/01/98
                   Assignment and Assumption                   10/20/00
                   Assignment and Assumption &
                   3rd Amendment                               08/03/01
                   Assignment Agreement                        02/02/04
                   Consent to Assignment                       03/28/04

        TRIZECHAHN 250 PRATT MANAGEMENT, INC.

                   Lease                                       07/01/99


        UNIVERSITY OF MARYLAND MEDICAL SYSTEM CORPORATION

                   Lease                                       09/15/99
                   1st Amendment                               04/23/01


         VERTIS, INC.

                   Lease                                       10/30/95
                   1st Amendment                               12/08/95
                   2nd Amendment                               04/23/96
                   3rd Amendment                               04/23/96
                   4th Amendment                               07/30/96
                   SNDA                                        03/01/98
                   5th Amendment                               09/15/00
                   Non-Disclosure Agreement                    12/12/00
                   6th Amendment                               12/14/00
                   Assignment and Assumption                   12/31/00


        WASTELESS ENVIRONMENTAL SERVICES INC.

                   License Agreement                           03/01/02
                   Service Agreement                           03/01/02
                   License Agreement 1st Amendment             03/30/04
                   Service Agreement 1st Amendment             03/30/04


        WINSTAR WIRELESS, INC.

                   Telecommunications Services
                   License Agreement                           01/15/01

                                    EXHIBIT O

                               CLAIMS UNDER LEASES

                                      .None

                                    EXHIBIT P

                                 LIST OF REPORTS


o       Phase I Environmental Site Assessment - dated 1/15/98
o       Property Condition Assessment - dated 1/26/98